================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  MEDEX, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              ROBERT E. BOYD, JR.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

================================================================================

                                3637 LACON ROAD
                              HILLIARD, OHIO 43026

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               NOVEMBER 13, 1996

To the Shareholders of Medex, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Medex, Inc. will be held at the Columbus Marriott North, 6500 Doubletree Avenue, Columbus, Ohio 43229, on the 13th day of November, 1996 at 9:00 A.M., Eastern Standard Time, for the following purposes:

     1. To elect three directors of the Company.

     2. To approve the Medex, Inc. Non-Employee Director Restricted Stock Option Plan IV under which options may be granted to non-employee directors of the Company.

     3. To approve amendments to the Medex, Inc. Key Employee Nonstatutory Stock Option Plan.

     4. To approve amendments to the Medex, Inc. 1994 Executive Stock Option Plan including an increase in the number of shares authorized under the Plan.

     5. To approve amendment of the Medex, Inc. Employees Stock Purchase Plan to increase the number of shares authorized under the Plan.

     6. To approve the selection of Deloitte & Touche LLP as auditors for the year ending June 30, 1997.

     7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     All shareholders of record on the books of the Company at the close of business September 23, 1996, shall be entitled to receive notice of and to vote at the Meeting.

     You are cordially invited to attend the Meeting in person.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. NO POSTAGE IS REQUIRED. IF YOU DECIDE LATER TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME AND VOTE YOUR SHARES IN PERSON.

                                           By Order of the Board of Directors

                                           C. Craig Waldbillig, Chairman

                                           Robert E. Boyd, Jr., Secretary
OCTOBER 17, 1996

                                3637 LACON ROAD
                              HILLIARD, OHIO 43026

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                    GENERAL

     This statement is furnished in regard to the Proxy enclosed with the Notice of Annual Meeting of Shareholders. The Proxy Statement and the enclosed Proxy will be first sent to shareholders of Medex, Inc. on or about October 17, 1996.

     The enclosed Proxy is solicited on behalf of the Board of Directors of Medex, Inc. (hereinafter "the Company") and the cost of preparing, printing and mailing will be borne by the Company. Solicitation will be by mail, except that if necessary, officers or employees of the Company, without additional compensation, may make solicitations by telephone or in person. The Company has retained Corporate Investor Communications, Inc., Carlstadt, New Jersey, to aid in the solicitation of proxies for a fee of approximately $4,500, plus expenses. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding Proxy materials to beneficial owners of Common Stock.

     The Board of Directors has fixed the close of business on September 23, 1996, as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting.

     When the Proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Meeting as specified therein. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted at the Meeting by notifying the Secretary of the Company.

     On September 23, 1996, there were 6,209,922 shares of the Company's Common Stock issued and outstanding, each share being entitled to one vote. There were also 150,590 shares of Common Stock held in the Company's treasury which are not entitled to vote.

     Under Ohio law, in the election of directors, any shareholder may give written notice to the president, a vice-president or secretary of the Company, not less than 48 hours before the time fixed for the meeting, of his/her desire that the voting in the election of directors be cumulative and if an announcement of the giving of such notice is made by or on behalf of the shareholder giving such notice, upon the convening of the meeting, all shareholders shall have the right to cumulate their votes. In voting cumulatively, a shareholder may give one candidate that number of votes determined by multiplying the number of votes to which he/she is entitled by the number of directors to be elected, or he/she may distribute that number of votes among two or more candidates as he/she sees fit. Proxies given to the Board of Directors may in the Board's discretion be voted cumulatively.

     All voting shall be governed by the Code of Regulations and By-Laws of the Company and the law of the State of Ohio. A majority of the outstanding shares, represented in person or by Proxy, shall constitute a quorum at the Meeting of Shareholders. Shares as to which authority to vote is withheld and broker non-votes will be counted as present for quorum purposes. For purposes of the election of directors, the three directors having the greatest number of votes cast shall be elected. Shares as to which the authority to vote is withheld and broker non-votes are not counted toward the election of directors and, thus, will have no effect. Each other matter to be submitted to the shareholders at this Meeting requires the affirmative vote of the majority of shares represented at the Meeting. Therefore, on all matters other than the election of directors, abstentions and broker non-votes will have the same effect as votes cast against the proposal.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

     The following tables, together with the accompanying footnotes, describe the beneficial ownership of the Company's Common Stock, $.01 par value per share, as of September 23, 1996, of each person who at such date was known to be the beneficial owner of more than five percent of the total shares of Common Stock then issued and outstanding, each Director and nominee for Director individually, each of the Executive Officers named in the Summary Compensation Table who were employed by the Company, as of the above date, and all Officers and Directors of the Company as a group. The share figures shown below are based principally upon information supplied by the named individuals and group members described in the tables.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

                                       BENEFICIALLY     PERCENT
         NAME AND ADDRESS                 OWNED         OF CLASS
----------------------------------------------------------------
Kennedy Capital Management, Inc.           521,340(1)      8.40%
10829 Olive Boulevard
St. Louis, Missouri 63141

SAFECO Corporation
SAFECO Plaza                               464,600(2)      7.48%
Seattle, Washington 96185

C. Craig Waldbillig                        427,348(3)      6.87%
1650 Dolphin Court
Naples, Florida 33962

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor              312,623(4)      5.03%
Santa Monica, California 90401

--------------------------------------------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

                                  BENEFICIALLY     PERCENT
             NAME                    OWNED         OF CLASS
-----------------------------------------------------------
Michael J. Barilla                     79,150(5)      1.26%
Robert E. Boyd, Jr.                    84,870(6)(7)   1.36%
James L. Ginter                        38,383(6)          *
Bradley P. Gould                      196,700(8)      3.07%
Thomas A. Helmrath, M.D.               26,857(6)          *
John N. Holscher                       33,000(6)          *
Thomas M. Jordan, Jr.                  29,000(6)          *
John B. Joyce, Jr.                     37,321(6)          *
Georg W. Landsberg                     26,350(9)          *
Clint R. Lawson                        21,718(10)         *
J. David Martino, M.D.                 34,514(6)(11)      *
Terry L. Sanborn                       65,427(12)     1.05%
C. Craig Waldbillig                   427,348(3)      6.87%
All Directors and Officers
  as a group (19 persons)           1,172,855(13)    17.11%

--------------------------------------------------------------------------------

* less than 1%

     1. All information related to this shareholder is based upon a report on Form 13F filed with the SEC as of July 10, 1996. This figure includes 124,750 shares over which the holder has no voting power.

     2. All information related to this shareholder is based upon a report on Form 13F filed with the SEC as of September 10, 1996. This figure includes 464,600 shares over which the holder has shared investment power.

     3. Includes 15,000 shares which Mr. Waldbillig has the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options. Includes 8,476 shares which Mr. Waldbillig has sole voting and investment power; 9,116 shares which Mr. Waldbillig shares such power with his wife; 344,439 shares held by the Charles Craig Waldbillig Trust; and 50,317 shares held by Mr. Waldbillig's wife's trust.

     4. All information related to this shareholder is based upon a report on Form 13F-E dated July 25, 1996. This figure includes 89,400 shares over which the holder has no voting power.

     5. Includes 460 shares of which Mr. Barilla is custodian for his minor children; also includes 74,875 shares which Mr. Barilla has the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options.

     6. Includes shares in the following amounts which the following Non-Employee Directors have a right to acquire within sixty (60) days following September 23, 1996 pursuant to the Non-Employee Director Restricted Stock Option
Plans: Mr. Boyd 41,088; Mr. Ginter 30,000; Dr. Helmrath 21,000; Mr. Holscher 33,000; Mr. Jordan 29,000; Mr. Joyce 35,775; and Dr. Martino 34,400.

      7. Includes 8,258 shares owned by Mr. Boyd's wife.

      8. Includes 193,200 shares which Mr. Gould has the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options.

      9. Includes 26,350 shares which Dr. Landsberg has the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options.

     10. Includes 17,000 shares which Mr. Lawson has the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options.

     11. Includes 114 shares of which Dr. Martino is custodian for his minor children.

     12. Includes 32,850 shares which Mr. Sanborn has the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options; also includes 3,231 shares in which Mr. Sanborn shares voting and investment power with his wife.

     13. Includes 646,751 shares which the directors and officers have the right to acquire within sixty (60) days following September 23, 1996, upon the exercise of stock options.

     Unless otherwise indicated each person named above has sole voting and investment power over the listed shares.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for inclusion in the Proxy Statement to be mailed to all shareholders entitled to vote at the next Annual Meeting of the Company must be received at the Company's principal executive offices not later than June 19, 1997. In order to curtail controversy as to the date on which a proposal was received by the Company, proponents should submit their proposals by Certified Mail - Return Receipt Requested.

                             ELECTION OF DIRECTORS

     Directors of the Company are elected at the Annual Meeting of Shareholders. The Company's Code of Regulations provides for nine directors of the Company. There are currently nine directors of the Company and following the election of directors at the Meeting there will be nine directors. The Board of Directors is divided into three classes of three directors each. In accordance with the Company's Code of Regulations, directors in each class will be nominated for election as directors to serve a three year term from the date of their election or in each case until their respective successors are duly elected and qualified. The directors standing for election herein are nominated for a full three year term. All of the nominees will be nominated for election as director to hold office until his or her successor is elected and qualified at the 1999 Annual Meeting or until his or her earlier resignation or removal. Dr. Helmrath, Mr. Jordan and Mr. Joyce are all currently directors of the Company. At the present time it is intended that proxies received by management of the Company which contain no instructions to the contrary will be voted for the three nominated directors who are standing for election. In the event that any nominee becomes unavailable for election for any reason, an event which management does not anticipate, shares of Common Stock represented by proxies will be voted for any substitute nominees designated by the Board of Directors.

     Information concerning the directors and nominees for director is set forth below:
--------------------------------------------------------------------------------

                                             PRINCIPAL OCCUPATION                DIRECTOR
                                          DURING THE LAST FIVE YEARS          OF MEDEX, INC.
            NAME              AGE          AND OTHER DIRECTORSHIPS                SINCE:
---------------------------------------------------------------------------------------------
NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 1999
Thomas A. Helmrath, M.D.      59    Physician; President and Chief                 1985
                                    Executive Officer, Physicians of The
                                    Ohio State University, Inc.; from May
                                    1993 to April 1994, Healthcare Systems
                                    Management Consultant; from February
                                    1991 until May 1993, Senior Vice
                                    President, Medical Affairs,
                                    MetroHealth System, Cleveland, Ohio
                                    and Associate Dean, School of
                                    Medicine, Case Western Reserve
                                    University.
Thomas M. Jordan, Jr.         60    Certified Public Accountant;                   1990
                                    President,
                                    Thomas M. Jordan, Jr., C.P.A., Inc.
John B. Joyce, Jr.(1)         70    First Vice-President, Robert W. Baird          1987
                                    & Co., Incorporated, Columbus, Ohio,
                                    Members of New York Stock Exchange.

A proxy may not be voted for a greater number of nominees than are named.

DIRECTORS WHOSE TERMS EXPIRE IN 1998
Robert E. Boyd, Jr.           70    Attorney at Law, Boyd & Boyd Co.,              1964
                                    L.P.A.; Secretary and General Counsel
                                    for the Company.
James L. Ginter               51    Professor, Marketing Department, Max           1986
                                    M. Fisher College of Business, The
                                    Ohio State University.
John N. Holscher              71    Business Consultant; Adjunct Lecturer,         1989
                                    Max M. Fisher College of Business, The
                                    Ohio State University.

--------------------------------------------------------------------------------

                                             PRINCIPAL OCCUPATION                DIRECTOR
                                          DURING THE LAST FIVE YEARS          OF MEDEX, INC.
            NAME              AGE          AND OTHER DIRECTORSHIPS                SINCE:
---------------------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE IN 1997
Bradley P. Gould              42    President and Chief Executive Officer          1996
                                    of the Company; prior to October 1996,
                                    Senior Vice President, European
                                    Operations; first elected Vice
                                    President, 1992; from 1991 until May
                                    1992, Director of Sales/Marketing,
                                    European Operations.

J. David Martino, M.D.        52    Physician; Chairman, Department of             1988
                                    Anesthesiology, Children's Hospital,
                                    Columbus, Ohio.

C. Craig Waldbillig(2)        70    Chairman of the Board of Directors;            1959
                                    prior to March 1993, Chief Executive
                                    Officer of the Company.

--------------------------------------------------------------------------------
     (1) In accordance with the Company's By-Laws, the Board of Directors has by resolution waived the age restriction contained in said By-Laws as to Mr. Joyce's nomination and election as a director. Mr. Joyce has agreed, in writing, to resign at anytime upon the Board's identifying a suitable replacement, and being so requested in writing by a majority of the members currently constituting the Board of Directors.

     (2) Mr. Waldbillig is a director of Danninger Medical Technology, Inc.

     There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

     There are no arrangements or understandings between any of the executive officers of the Company and other persons relating to their selection as officers.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers, directors and persons who are beneficial owners of more than ten percent of the Corporation's Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms filed by them.

     Based on its review of the copies of Section 16(a) forms received by it, the Company believes that, during fiscal 1996, all reporting persons fully complied with the filing requirements applicable to such persons.

                            COMMITTEES AND MEETINGS

     During fiscal 1996, the Board of Directors had an Audit Committee, Executive Compensation Committee, Finance Committee, Pension Plan Administrative Committee, Stock Option Committee, Nominating Committee, Executive Committee and an Employee Benefits Committee. The Board of Directors approved amendments to the Company's By-Laws which, during fiscal 1996, combined the Stock Option, Pension Plan Administrative and Executive Compensation Committees and their functions into a single Employee Benefits Committee. The members of the Employee Benefits Committee are Mr. Joyce, Mr. Boyd, Dr. Helmrath, Mr. Holscher and Dr. Martino. A total of fourteen meetings of the Board of Directors of the Company were held during the fiscal year ended June 30, 1996. During fiscal 1996, all of the directors attended 75% or more of the total meetings of the Board and of Committees of the Board on which they served.

     The Audit Committee recommends to the Board of Directors the selection of the independent accountants to be employed by the Company and reviews generally the scope of the audit and the results thereof. The Audit Committee reviews generally the Company's internal accounting controls with the auditors and reviews compliance with the Company's policy on non-audit services provided by the independent auditors. The members of the Audit Committee are Dr. Helmrath, Mr. Holscher and Mr. Jordan. The Committee met six times during the year ended June 30, 1996.

     The Executive Compensation Committee reviewed and recommended to the Board of Directors the compensation of directors and executive officers of the Company and reviewed and recommended to the Board of Directors the adoption of any compensation plans in which directors and officers were eligible to participate. The members were Mr. Joyce, Dr. Helmrath and Mr. Holscher. The Committee met six times during the year ended June 30, 1996.

     The Finance Committee is responsible for formulating and presenting recommendations to the Board of Directors on investment policy, financial matters, capital structure and allocation, dividends, financing arrangements, financial planning, budgeting and undertaking such other duties and responsibilities relating to corporate finance as the Board of Directors may delegate to the Committee. The members of the Committee are Mr. Jordan, Mr. Waldbillig and Mr. Holscher. The Committee met four times during the year ended June 30, 1996.

     The Stock Option Committee administered and interpreted the Company's stock option plans except the Non-Employee Director Plans and, subject to the provisions of the plans, selected the employees who were to participate in such plans and determined the terms of their participation. The members were Mr. Boyd, Mr. Joyce, and Dr. Martino. The Committee met once during the year ended June 30, 1996.

     The Pension Plan Administrative Committee administered and interpreted the Company's Employees' Profit Sharing Plan and Trust Agreement, and acted as the "Administrative Committee" under that Plan, and reported its operations and recommendations to the Board of Directors. The members were Mr. Ginter, Dr. Martino and Mr. Jordan. The Committee met once during the year ended June 30, 1996.

     The Nominating Committee is responsible for searching out and recommending to the Board of Directors, for nomination, new candidates for election to the Board. The Committee will consider nominees recommended by shareholders. Such recommendations should be made in writing, addressed to the Company's Secretary. The members are Mr. Joyce, Mr. Gould and Mr. Holscher. The Committee did not meet during the year ended June 30, 1996.

     The Executive Committee is authorized, when it is impractical or not in the best interest of the Company to wait until a Board of Director's meeting for approval, to approve contracts, obligations and transactions of the Company up to $350,000. In addition, the Executive Committee is responsible for choosing recipients for the Company's annual contributions to charities. The members are Mr. Ginter, Mr. Waldbillig, Mr. Gould and Mr. Boyd. The Committee met five times during the year ended June 30, 1996.

     The Employee Benefits Committee is responsible for the following: reviewing and recommending to the Board of Directors the compensation of directors and executive officers of the Company and the approval of compensation plans in which directors and executive officers are eligible to participate; the administration and interpretation of the Company's stock option plans; and the administration and interpretation of the Company's Employees' Profit Sharing Plan and Trust Agreement. The Committee met five times during the year ended June 30, 1996.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                             DIRECTOR COMPENSATION

     Each Director of the Company receives $5,000 annually, plus $1,000 for each regular or special meeting of the Board they attend, plus $400 for each committee meeting attended by committee members and $500 for each committee meeting attended by the Committee Chairman.

     The Company's By-Laws provide for a non-employee directors' non-qualified defined benefit retirement plan. Retirement benefits are based on the current annual director's fee and years of service as a director with a maximum annual benefit of 50% of the current annual fee. The annual benefit is payable until death, expiration of a period equal to one-half of the director's years of service, or a maximum of 10 years, whichever occurs first.

     The Company currently has three Non-Employee Director Restricted Stock Option Plans which were approved by the shareholders in November 1987, November 1989, and November 1993. The initial Plan provides for the one time grants of options to non-employee directors and directors emeritus. Plans II and III provide for the one time grant to non-employee directors of options to purchase shares of the common stock of the Company. The Company has reserved 384,315 shares of its common stock for issuance under the Plans. Options are granted at prices equal to the fair market value at the date of grant and expire ten years from the date of grant. The options are exercisable at the date of grant subject to certain passage of time vesting restrictions contained in the Plans. The Plans are to remain in effect for ten years from the date of their approval by the Board of Directors. During fiscal 1996, no options were granted to non-employee directors.

     During fiscal 1993, the Company entered into a Non-Competition and Consulting Contract with Mr. Waldbillig, a Director, Chairman of the Board and former Chief Executive Officer of the Company. Under the terms of the Contract, Mr. Waldbillig agreed not to engage in any activity or business that is in competition with the Company for a three year period that began on July 1, 1993 and to provide consulting services to the Company. In exchange for Mr. Waldbillig's agreement not to compete and to provide consulting services, the Company paid Mr. Waldbillig the sum of $220,000 per year over the three year period. In addition, the Contract provided that the Company, during the term of the agreement, would keep in force and continue to pay the premiums on all split dollar life insurance policies owned by the parties on the life of Mr. Waldbillig. During fiscal 1996, the Company paid Mr. Waldbillig $220,000 pursuant to the terms of the Contract and paid $10,508 representing the P.S.58 yearly renewable term portion of the split dollar life insurance premiums.

                           INDEMNIFICATION AGREEMENTS

     The Company is party to an indemnity agreement (the "Indemnity Agreement") with each of the Directors and Bradley P. Gould, CEO which provides that the indemnitee will be entitled to receive indemnification, including advancement of expenses, to the full extent permitted by law for all expenses, judgments, fines, penalties and settlement payments incurred by the indemnitee in actions brought against the indemnitee in connection with any act taken in the indemnitee's capacity as a director or executive officer of the Company. In the event of a change of control, the Indemnity Agreement provides for the appointment of independent legal counsel to determine whether a director or executive officer is entitled to indemnity. It also requires the Company to maintain its current level of directors' and officers' liability insurance for so long as the indemnitee may be subject to any possible, threatened or pending action, unless the cost of such insurance is more than 150% of the annualized rate of premiums paid by the Company in fiscal 1996. Additionally, pursuant to the Indemnity Agreement, the Company retains subrogation rights to recover any payments paid by a third party to the indemnitee. The Indemnity Agreement is binding on the Company and any successors thereto.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information for fiscal years ended June 30, 1996, 1995 and 1994 as to compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer, its four other most highly compensated Executive Officers as of June 30, 1996, and one additional former Executive Officer of the Company (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                       LONG TERM
                                    ANNUAL COMPENSATION               COMPENSATION
                         -----------------------------------------       AWARDS
                                                            OTHER     ------------      ALL
                                                           ANNUAL      SECURITIES      OTHER
                                                           COMPEN-     UNDERLYING     COMPEN-
  NAME AND PRINCIPAL                 SALARY      BONUS     SATION       OPTIONS        SATION
       POSITION           YEAR        ($)       ($)(3)     ($)(4)         (#)          ($)(5)
----------------------------------------------------------------------------------------------
Bradley P. Gould            1996    $303,229    $89,600    $81,606       214,300      $ 3,131
President and Chief         1995    $242,004    $67,000       --           9,900      $   120
Executive Officer(1)        1994    $195,137    $30,874       --           9,000      $    55

Phillip D. Messinger        1996    $111,219    $   -0-       --             -0-      $794,994
Former President and        1995    $204,000    $   -0-       --          17,300      $20,572
Chief Executive             1994    $198,421    $52,323       --          20,000      $15,592
Officer(1)

Georg W. Landsberg          1996    $165,169    $40,000       --          19,800      $   140
Senior Vice President       1995    $141,302    $56,464       --           3,300      $   117
European Operations(2)      1994          --         --       --              --           --

Terry L. Sanborn            1996    $141,500    $25,470       --          22,700      $ 1,651
Senior Vice President,      1995    $178,167    $ 2,123       --           9,900      $ 4,912
Manufacturing and           1994    $160,750    $42,389       --          10,000      $ 4,518
Chief Operating
  Officer

Michael J. Barilla          1996    $129,300    $27,000       --          22,825      $   827
Senior Vice President       1995    $110,000    $ 8,250       --           3,300      $ 3,322
and Chief Financial         1994    $110,000    $29,007       --           9,000      $ 2,764
Officer

Clint R. Lawson             1996    $114,400    $28,600       --          15,200      $ 1,386
Vice President,             1995    $110,000    $ 6,188       --           6,500      $ 3,942
Corporate Quality           1994    $110,000    $29,007       --           2,500      $ 3,275
Assurance & Regulatory
Affairs

--------------------------------------------------------------------------------

     (1) Mr. Gould was elected Chief Executive Officer in October 1995 and elected President in May 1996.

     (2) Information is only provided for fiscal years 1996 and 1995. Dr. Landsberg became an Executive Officer of the Company in fiscal 1995.

     (3) Amounts shown include cash compensation earned by the Named Executive Officer during the year covered.

     (4) The aggregate amount of such compensation to be reported herein is less than either $50,000 or 10% of the total of annual salary and bonuses reported for the Named Executive Officer, except for Mr. Gould. The amount shown for Mr. Gould includes: $76,169 for payments and reimbursements associated with moving and relocation expenses, including gross-up payments to offset the effect of income taxes; and $5,437 for personal use of a Company automobile.

     (5) The following items were included under the heading "All Other Compensation":

          (a) During fiscal 1996, the following matching contributions were made to the Company's deferred 401(k) savings plan accounts of: Mr. Gould $1,333; Mr. Sanborn $1,303; Mr. Barilla $665; and Mr. Lawson 1,206.

          (b) The following Split Dollar Life Insurance benefits, representing the P.S.58 portion of the insurance premiums, were paid on behalf of the following persons: Mr. Gould $148; Mr. Messinger $603; Dr. Landsberg $140; Mr. Sanborn $348, Mr. Barilla $162; and Mr. Lawson $180.

          (c) Directors fees of $1,650 were received by Mr. Gould and $13,150 by Mr. Messinger during fiscal 1996.

          (d) The Company and Mr. Messinger entered into a Severance Agreement and Release pursuant to which Mr. Messinger resigned as a director and received payments in the amount of $670,613 and the Company transferred its entire interest in a certain split dollar life insurance policy to Mr. Messinger which had a cash value of $110,628.

     Each of the currently employed Named Executive Officers, with the exception of Dr. Landsberg, have entered into an employment agreement with the Company. Each agreement becomes operative only upon a change of control, as defined in the agreement, that occurs when the officer is in the employ of the Company. If a change in control occurs and the officer's employment with the Company is involuntarily terminated within one year thereafter, the officer becomes entitled to the severance benefits described below. Likewise, the officer shall be entitled to the severance benefits if he/she in good faith determines that his/her status or responsibilities with the Company have been diminished subsequent to a change in control and shall for that reason resign within one year after such change in control. Upon such termination the officer shall be entitled to receive (i) cash equal to two times his/her annual salary paid in equal installments over a 24 month period, (ii) cash in the amount equal to two times his/her previous year's incentive compensation benefit, (iii) 24 months of continued coverage under the Company's hospital, medical, accident, disability and life insurance plans, or the cash equivalent thereof, and (iv) a paid-up annuity equal to what the officer would have received under the Company's defined contribution profit sharing plan. The officer is not required to mitigate the amount of any payments by seeking other employment. The Company must pay all legal fees, up to $500,000, incurred by the officer as a result of such officer's seeking to enforce the agreement. There have been no payments pursuant to said agreements.

     The Company has entered into an additional employment agreement with Mr. Gould which provides for reimbursement of moving and relocation expenses associated with Mr. Gould's move to Ohio and also provides for severance payments, should a change in control of the Company occur, equivalent to one year of salary and bonus. The employment agreement also provides for the following: (i) a base salary of $320,000 per annum; (ii) 90 days prior written notice of termination of Mr. Gould's employment to be given by either the Company or Mr. Gould to the other party; (iii) tax preparation and consultation services; and (iv) Mr. Gould's eligibility for and participation in the Company's benefit plans.

     The following tables reflect: (i) the number and value of options granted in fiscal 1996 to the Named Executive Officers; and (ii) the aggregate exercises and number and value of exercisable and unexercisable options at June 30, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------

                          INDIVIDUAL GRANTS                                POTENTIAL REALIZABLE
----------------------------------------------------------------------       VALUE AT ASSUMED
                                    % OF TOTAL                               ANNUAL RATES OF
                                     OPTIONS                                   STOCK PRICE
                                    GRANTED TO   EXERCISE                    APPRECIATION FOR
                         OPTIONS    EMPLOYEES    OR BASE                      OPTION TERM(3)
                         GRANTED    IN FISCAL     PRICE     EXPIRATION   ------------------------
         NAME              (#)         YEAR       ($/SH)       DATE          5%           10%
-------------------------------------------------------------------------------------------------
Bradley P. Gould          14,300 (1)    3.21%     $10.75     08/23/00   $   42,471    $   93,851
                         *200,000(2)   44.89%     $10.50     11/15/05   $1,320,679    $3,346,859
Phillip D. Messinger         -0-          --          --           --           --            --
Georg W. Landsberg         4,800 (1)    1.08%     $10.75     08/23/00   $   14,256    $   31,502
                          15,000 (2)    3.37%     $10.50     11/15/05   $   99,051    $  251,014
Terry L. Sanborn             200 (1)    0.04%     $10.50     11/15/00   $      580    $    1,282
                          22,500 (2)    5.05%     $10.50     11/15/05   $  148,576    $  376,522
Michael J. Barilla           325 (1)    0.07%     $10.50     11/15/00   $      943    $    2,083
                          22,500 (2)    5.05%     $10.50     11/15/05   $  148,576    $  376,522
Clint R. Lawson              200 (1)    0.04%     $10.50     11/15/00   $      580    $    1,282
                          15,000 (2)    3.37%     $10.50     11/15/05   $   99,051    $  251,014
-------------------------------------------------------------------------------------------------

     (1) Granted under the 1994 Executive Stock Option Plan, in which the participants, the timing of grants, and the amount of options granted were at the discretion of the Stock Option Committee which subsequently became the Employee Benefits Committee subject to terms and conditions of the Plan. Under the Plan, options are granted at prices equal to the fair market value at the date of grant and are exercisable six months after date of grant. Options expire five years from date of grant.

     (2) Granted under the Key Employee Nonstatutory Stock Option Plan. Under the Plan, options were granted by the Executive Compensation Committee which subsequently became the Employee Benefits Committee at prices equal to the fair market value at the date of grant. Subject to shareholder approval of the proposed amendments to the Plan, these options become exercisable one-half on July 1, 1996 and one-half on July 1, 1997 (*Mr. Gould's are exercisable one-half on date of grant, one-fourth on November 15, 1996 and one-fourth on November 15,
1997). Options expire ten years from date of grant.

     (3) The amounts represent certain assumed rates of appreciation only, and assume the options are held until their expiration date. Actual gains, if any, on stock option exercises will be dependent upon overall market conditions and on the future performance of the Company and its Common Stock. There can be no assurance that the Potential Realizable Values reflected in this table will be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

                                                                                            VALUE OF
                                                                                           UNEXERCISED
                                                               NUMBER OF                  IN-THE-MONEY
                                                              UNEXERCISED                  OPTIONS AT
                                                              OPTIONS AT                   FY-END ($)
                         ACQUIRED ON       VALUE        FY-END (#)EXERCISABLE/            EXERCISABLE/
         NAME            EXERCISE(#)    REALIZED($)          UNEXERCISABLE              UNEXERCISABLE(1)
-------------------------------------------------------------------------------------------------------------
                                                       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
Bradley P. Gould                 0              0           143,200/100,000             $    280,263/$237,500
Phillip D. Messinger             0              0            27,300/ 10,000                        0/0
Georg W. Landsberg               0              0            18,850/ 15,000             $     15,700/ $35,625
Terry L. Sanborn                 0              0            22,600/ 22,500             $     14,225/ $53,438
Michael J. Barilla               0              0            13,625/ 22,500             $     13,147/ $53,438
Clint R. Lawson                  0              0             9,500/ 15,000             $      8,725/ $35,625

--------------------------------------------------------------------------------
     (1) Based on the 1996 fiscal year-end closing price of $12.875 per share and rounded to the nearest whole dollar.

              REPORT OF THE COMPANY'S EMPLOYEE BENEFITS COMMITTEE

EXECUTIVE COMPENSATION PHILOSOPHY

  LONG-TERM INCENTIVES

     During August of 1995 the Board of Directors approved amendments to the Company's By-Laws which combined the Stock Option Committee, Pension Plan Administrative Committee and the Executive Compensation Committee into a single Executive Compensation Committee with Mr. Joyce as Chairman, Mr. Boyd, Dr. Helmrath and Mr. Holscher as its members. In February of 1996, the Committee was renamed the Employee Benefits Committee and in May of 1996 Dr. Martino was added as an additional member.

     Salary and bonus compensation of the Company's executive officers for fiscal 1996 were determined by the Executive Compensation (Employee Benefits) Committee of the Board of Directors and submitted for approval to the Board of Directors. Long-term incentive compensation in the form of stock options under the Company's Employee Stock Option Plans were awarded and administered by the Stock Option Committee until August 1995, and subsequent to August of 1995 the Executive Compensation (Employee Benefits) Committee was responsible for option awards and administration of the Company's Employee Stock Option plans. All the Committees were composed entirely of directors who are not employees of the Company.

EXECUTIVE COMPENSATION PHILOSOPHY

     The purpose of the Company's compensation program is to attract and retain qualified executive officers by providing a total compensation package which is competitive with comparable companies in the health care manufacturing industry and to also provide the incentives to create short-term and long-term improvements in the Company's earnings and net return on shareholders' equity.

     The Board of Directors, with the assistance of an independent compensation consultant, previously established a compensation program designed to: establish competitive salary, bonus and long-term incentive compensation programs; attribute a greater percentage of compensation to specific company performance goals; and establish appropriate linkage between executive compensation and creation of shareholder value.

     Base salaries for the Chief Executive Officer (CEO) and executive officers were determined by the Executive Compensation (Employee Benefits) Committee based upon individual performance evaluations, the individual executives' responsibilities, the general overall performance of the Company and a comparison with compensation of other employers within and outside the Company's industry with a similar number of employees and revenues.

     The Company maintains a cash incentive bonus compensation program designed to provide additional compensation opportunities which are aligned with the Company's and the executives' performance. The amount of incentive compensation is based upon performance in three separate areas:

     1. Corporate business results primarily tied to total Company operating income return on assets employed, with an adjustment based upon revenue versus budget (target.)

     2. Business unit performance primarily tied to business unit profitability, modified by business unit revenue versus budget (target.)

     3. Executive performance based primarily upon review of each individual executives' performance in terms of specific objectives as well as identified competencies.

     These measures are weighed differently for the different executive positions. Target award levels are established for each position with actual award amounts based upon actual performance levels attained on the three measures. The program is designed so that, upon achieving maximum performance, up to 40% of an executive officers' annual cash compensation would be incentive (performance) based.

     During fiscal 1996 the Company underwent an extensive reorganization of its executive officer management, including the election of Mr. Gould as CEO and Mr. Barilla as Chief Financial Officer (CFO). Thereafter, management undertook a "turnaround" program which included substantial restructuring charges which had a negative effect on the Company's financial performance and results for the 1996 fiscal year. Because of the executive management reorganization and the Company's "turnaround" program, the Committee placed a greater emphasis, than it would have otherwise, on each Executive Officer's individual performance in determining incentive bonuses for fiscal 1996.

     In addition, the domestic executive officers, along with substantially all the other full-time domestic employees, participate in the Company's Deferred Defined Contribution Profit Sharing Plan. Contributions to each participating executive officer and all other participating employees are determined based upon salary and years of service to the Company and are paid, at the discretion of the Board of Directors, from profits of the Company calculated upon a formula directly related to the adjusted operating profit of the Company. Based upon fiscal 1995 financial results no contribution was made to the Profit Sharing Plan and therefore no executive officer received an individual contribution during fiscal 1996.

LONG-TERM INCENTIVES

     Although the incentive compensation plan and Profit Sharing Plan in which the executive officers participate are tied to current performance and profitability, the Company has found that they also provide longer term incentives since future compensation for officers will continue to be based in part on the incentive compensation program and Profit Sharing Plan, thus providing incentives to maintain the long-term profitability of the Company.

     Long-term incentives are also provided under the Company's Stock Option Plans. The Company views stock options as particularly appropriate long-term incentives because stock options align the interests of the employee/option holder with those of the shareholder by providing value to the employee that is tied directly to stock price increases. The Company's executive officers participate in the Company's Administrative Incentive Plan II, 1994 Executive Stock Option Plan and the Key Employee Nonstatutory Stock Option Plan. All options granted under these plans are granted at 100% of the market value on the date of grant.

     In fiscal 1996, the Stock Option (Employee Benefits) Committee awarded options from the 1994 Executive Stock Option Plan and the Executive Compensation Committee granted options from the Key Employee Nonstatutory Stock Option Plan to the CEO and other executive officers of the Company. (See "Option Grants in Last Fiscal Year" for grants to the "Named Executive Officers.")

BASIS FOR CHIEF EXECUTIVE OFFICERS COMPENSATION

     In October of 1995, Mr. Gould replaced Mr. Messinger as CEO of the Company. Mr. Messinger's base salary for fiscal 1996 was based upon the individual performance evaluation of the Executive Compensation Committee, overall performance of the Company and a comparison of CEO salaries for comparable companies. Mr. Messinger did not receive any incentive bonus compensation for fiscal 1996. Subsequent to Mr. Messinger's departure as CEO, the Company and Mr. Messinger entered into a Severance Agreement and Release.(See Summary Compensation Table, Footnote 5(d).) Prior to his election as CEO, Mr. Gould had served as Senior Vice President, European Operations. After his election as CEO, Mr. Gould's base salary was increased based in part upon his performance as Senior Vice President and the success of the Company's European Operations under his leadership and in part upon his increased responsibilities as CEO. Likewise, Mr. Gould's incentive bonus for fiscal 1996 was in part attributable to the Company's performance and financial results in Europe and in part to his leadership and overall performance as CEO including the implementation of the Company's "turnaround" program and management reorganization.

TAX DEDUCTIBILITY OF COMPENSATION

     Under Section 162(m) of the Internal Revenue Code of 1986, compensation paid to certain executive officers in excess of $1 million may be non-deductible, unless it is performance-based compensation or is otherwise exempt under law or applicable regulations. The Company will continue to review its existing compensatory plans in light of this section and the regulations issued thereunder but has not established a policy with respect to the changes in the law effected by Section 162(m). No salary or bonus compensation paid to any executive officer by the

Company to date has exceeded $1 million and it is not anticipated that such compensation paid for the current fiscal year will exceed said limit.

                                           THE EMPLOYEE BENEFITS COMMITTEE

                                           John B. Joyce, Jr., Chairman
                                           Robert E. Boyd, Jr.
                                           Thomas A. Helmrath, M.D.
                                           John N. Holscher
                                           J. David Martino, M.D.

EXECUTIVE COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

     In October 1995, the Company began an executive management reorganization with the election of Mr. Gould as CEO and Mr. Barilla as CFO. In November 1995, the Executive Compensation Committee, as part of the executive management reorganization, issued Key Employee Nonstatutory Stock Options to certain of the executive officers as an incentive tied to the future success of the Company and an increase in the share price of the Company's stock, thereby aligning the executive officers' interests with those of the Company's shareholders. In order to create such an incentive and to lessen the total increase in the number of options outstanding after the grants, the Executive Compensation Committee conditioned a portion of the Key Employee grants upon the cancellation and forfeiture of the Key Employee options previously granted to said executive officers. (See Ten Year Repricing Table below.) Most of the outstanding Key Employee options were at exercise prices far above the then current market price of the Company's stock, thereby creating no real expectation or incentive for the executive officers to realize any future value in the previously outstanding options. The Committee felt that granting new options at 100% of the market price at the time of grant would restore the incentive nature of the options and allow the executive officers to share in any increased share value resulting from their efforts on behalf of the Company.

                                           EXECUTIVE COMPENSATION COMMITTEE

                                           John B. Joyce, Jr., Chairman
                                           Robert E. Boyd, Jr.
                                           Thomas A. Helmrath, M.D.
                                           John N. Holscher

     The following table sets forth information concerning the repricings of options held by the Company's Executive Officers during the last ten completed fiscal years:

                           TEN-YEAR OPTION REPRICINGS
--------------------------------------------------------------------------------

                                      NUMBER OF                                                     LENGTH OF
                                      SECURITIES    MARKET PRICE                                 ORIGINAL OPTION
                                      UNDERLYING     OF STOCK AT    EXERCISE PRICE      NEW      TERM REMAINING
                                       OPTIONS         TIME OF        AT TIME OF     EXERCISE        AT DATE
          NAME              DATE     REPRICED(#)    REPRICING($)     REPRICING($)    PRICE($)     OF REPRICING
----------------------------------------------------------------------------------------------------------------
Bradley P. Gould          01/29/88         700         $  7.00          $ 9.25        $  7.00       55 months
President and Chief       11/15/95      14,400          $10.50          $16.50         $10.50       84 months
Executive Officer         11/15/95       9,600          $10.50          $30.00         $10.50       72 months

Phillip D. Messinger      11/19/87       2,000         $  6.50          $ 8.00        $  6.50       54 months
Former President and      11/19/87      11,000          $ 6.50          $ 8.00         $ 6.50       54 months
Chief Executive Officer

Georg W. Landsberg        11/15/95       2,040         $ 10.50          $11.50        $ 10.50       93 months
Senior Vice President,
European Operations

Terry L. Sanborn          11/19/87       2,000         $  6.50          $ 8.00        $  6.50       54 months
Senior Vice President,    11/19/87       7,500          $ 6.50          $ 8.00         $ 6.50       54 months
Manufacturing and Chief   11/15/95      10,000          $10.50          $30.00         $10.50       72 months
Operating Officer

Michael J. Barilla        01/29/88         300         $  7.00          $ 9.25        $  7.00       55 months
Senior Vice President     05/25/89       2,200          $ 9.13          $12.05         $ 9.13       57 months
and Chief Financial       11/15/95       8,000          $10.50          $30.00         $10.50       72 months
Officer

Clint R. Lawson           01/29/88         300         $  7.00          $ 9.25        $  7.00       55 months
Vice President Corporate  11/15/95       8,000          $10.50          $30.00         $10.50       72 months
Quality Assurance &
Regulatory Affair

C. Craig Waldbillig       11/19/87       2,000         $  7.15          $ 8.80        $  7.15       54 months
Chairman of the Board     11/19/87      13,000          $ 7.15          $ 8.80         $ 7.15       54 months
and Director

Kevin L. Barnett          11/15/95       3,200         $ 10.50          $16.50        $ 10.50       84 months
Vice President,
Treasurer and Corporate
Controller

David G. Musgrove         11/19/87       2,000         $  6.50          $ 8.00        $  6.50       54 months
Vice President,           11/19/87       7,500          $ 6.50          $ 8.00         $ 6.50       54 months
International & O.E.M.    11/15/95       8,000          $10.50          $30.00         $10.50       72 months
Development

Nigel S. Perry            01/29/88         600         $  7.00          $ 9.25        $  7.00       55 months
Vice President of         11/15/95       4,800          $10.50          $30.00         $10.50       72 months
Operations, Europe

Alan Upton                05/25/89       1,100         $  9.13          $12.05        $  9.13       57 months
Vice President, Finance
& Administration, Europe
----------------------------------------------------------------------------------------------------------------

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph compares the five year cumulative return from investing $100 at June 30, 1991 in the Company's Common Shares, the NASDAQ Market Index of companies and the S & P Medical Products and Supplies Index, with dividends assumed to be reinvested.

                                                  S & P MEDI-
      Measurement Period           MEDEX IN-      CAL PROD &     NASDAQ STOCK
    (Fiscal Year Covered)         CORPORATED         SUPL          MRKT - US
6/91                                       100             100             100
6/92                                        99             114             120
6/93                                        59              94             151
6/94                                        51              90             153
6/95                                        56             139             204
6/96                                        58             182             261

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year, the Executive Compensation Committee consisted of Mr. Joyce, Dr. Helmrath and Mr. Holscher. The Stock Option Committee consisted of Mr. Boyd, Mr. Joyce and Dr. Martino. The Employee Benefits Committee consisted of Mr. Joyce, Mr. Boyd, Dr. Helmrath, Mr. Holscher and Dr. Martino.

     Mr. Robert E. Boyd, Jr., who served on the Stock Option Committee and the Executive Compensation Committee (now known as the Employee Benefits Committee), is a Director and Secretary (non-employee) of the Company, and a member of the law firm of Boyd & Boyd Co., L.P.A. Boyd & Boyd Co., L.P.A. serves as legal counsel to the Company and rendered legal services in the amount of $332,034 during the last fiscal year.

                   PROPOSAL FOR APPROVAL OF STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

     At the Annual Meeting, there will be presented to the shareholders a proposal to approve the adoption of the Medex, Inc. Non-Employee Director Restricted Stock Option Plan IV (the "Non-Employee Directors Plan IV" or the "Plan"). The Plan was adopted by the Board of Directors

(the "Board") on August 21, 1996 and in order to comply with NASDAQ National Market requirements the Board authorized the Plan's submission to the shareholders for approval. The following is a brief summary of the Plan which is qualified in its entirety by the Plan which is attached hereto as Exhibit A.

DESCRIPTION OF NON-EMPLOYEE DIRECTORS PLAN IV

     The Plan provides for the grant to directors not otherwise employed by the Company of a one time option grant to purchase shares of the Common Stock of the Company. The Plan is designed to promote the interests of the Company and its shareholders by attracting and retaining highly qualified, independent directors with an investment interest in the Company's future success and thereby aligning the directors' interests with those of the Company's shareholders. Directors eligible to receive an option grant under the Plan are eligible to receive options under the Company's other Non-Employee Director Stock Option Plans There are currently eight non-employee directors eligible to participate in the Plan.

     The aggregate number of shares which may be issued under the Plan is 135,000. Such shares may be authorized but unissued shares or reacquired shares of the Company's Common Stock. Shares subject to options granted under the Plan which have lapsed or terminated may again be subject to options granted under the Plan.

     Options will be awarded under the Plan only to directors who, as of the effective date of the Plan (or, if first elected as a director by the Board or the shareholders thereafter, as of the effective date of such election), are not employees of the Company. Each director, serving as of the effective date of the Plan, who is eligible to receive an option under the Plan, shall receive on the effective date of the Plan, by the terms of the Plan and without the exercise of any discretion by any person, an option to purchase 15,000 shares of the Company's Common Stock. Options for 15,000 shares each were granted to Mr. Boyd, Mr. Ginter, Dr. Helmrath, Mr. Holscher, Mr. Jordan, Mr. Joyce, Dr. Martino and Mr. Waldbillig. Further, any new non-employee director who is first elected (elected for the first time), during the term of the Plan, a director of the Company following the adoption of this Plan by the Board of Directors shall automatically upon election be granted options to purchase 15,000 shares of the Company's Common Stock. A director is not thereafter eligible to receive any further grants under the Plan.

     The exercise price per share will be equal to the fair market value of a share of Common Stock of the Company as of the date the option is granted. The exercise price of the options granted to the existing directors under the Plan was $11.25. The exercise price for the shares as to which an option is being exercised must be paid in full, in cash, by check or with shares of the Company's Common Stock at the time of exercise.

     All options granted under the Plan will have a term of ten (10) years, provided however, the options shall be exercisable by the optionee only while serving as a director or director emeritus of the Company. Provided, however, if the optionee shall die while serving as a director or director emeritus of the Company, his/her executor, personal representative or beneficiary shall have the right to exercise the option at any time within twelve (12) months from the date of death with respect to the total number of shares as to which he/she would be entitled to exercise as of the date of his/her death, that is, those shares free of all the restrictions on exercise imposed by the Plan. If the optionee shall cease to serve as a director or director emeritus of the Company before the options shall have terminated, the optionee may exercise the option within ninety (90) days after the date on which he/she ceases to serve as a director or director emeritus of the Company, as to those shares which at the close of business on the date of cessation of service as a director or director emeritus, are free of all restrictions on exercise imposed by the Plan.

     Pursuant to the terms of the Plan, options granted become exercisable at the rate of 5,000 per year beginning one year from the date of grant and thereafter on each anniversary of the date of grant; however, no installment vests after an optionee ceases to be a director or director emeritus of the Company. The Plan provides that in the event of a change in control of the Company as defined in the Plan, all options theretofore granted shall become fully exercisable.

     Options are not assignable or otherwise transferable except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 or Title I of ERISA or as specifically approved in advance by the Board.

     The Plan became effective as of the date of its adoption by the Board. The Plan has a four-year term from the date of approval by the Board; provided, however, options granted on or before such termination date shall remain exercisable for the duration of their term. The Board may terminate the Plan before its stated expiration date and make modifications or amendments to the Plan, but the Board may not, without further approval by the shareholders: (a) increase the maximum number of shares which may be issued under the Plan in aggregate; or (b) modify the requirements as to eligibility for participation in the Plan.

     It is the Board of Directors' intention that options granted under the Plan would qualify for the exemption afforded by Rule 16b-3 under the Securities Exchange Act. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrators.

     No shares shall be issued upon exercise of options granted under this Plan prior to the effective date of a Registration Statement covering said shares filed with the Securities and Exchange Commission, which the Company shall undertake to do, or in violation of the requirements of Section 16 of the Securities and Exchange Act of 1934 and the Rules thereunder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Plan constitute "nonqualified" stock options under the Internal Revenue Code of 1986, as amended (the "Code"). An optionee will not be subject to federal income tax upon the grant of a nonqualified option under the Plan, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of an option under the Plan, the director will recognize ordinary income in the amount of the "option spread" (the difference between the fair market value of the option shares on the date of exercise and the exercise price), and the Company will be entitled to a corresponding deduction.

RECOMMENDATION AND REQUIRED VOTE

     The Non-Employee Director Restricted Stock Option Plan IV will be deemed approved by the shareholders if approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

     The Board believes the approval of the Non-Employee Director Restricted Stock Option Plan IV to be in the best interest of the Company and recommends its approval by the shareholders.

                         AMENDMENTS TO THE MEDEX, INC.
              KEY EMPLOYEE NONSTATUTORY STOCK OPTION PLAN PROPOSAL

DESCRIPTION OF THE PLAN AND PROPOSED AMENDMENTS

     The Medex, Inc. Key Employee Nonstatutory Stock Option Plan (the "Key Employee Plan" or the "Plan") was adopted by the Board of Directors (the "Board") in August 1991, approved by the shareholders in December 1991 and subsequently amended by the Executive Compensation Committee in November 1995 and by the Board in October 1996. In order to comply with NASDAQ National Market requirements, the Board authorized submission of the Key Employee Plan, as amended, to the shareholders for approval.

     The Plan provides for the grant to key employees of Medex, Inc., and its subsidiaries (the "Company") of options to purchase shares of the Common Stock of the Company. The Plan is designed to promote the interests of the Company and its shareholders by attracting and retaining highly qualified management employees by providing an investment interest in the Company's future success and thereby aligning the Plan participants' interests with those of the shareholders. Key employees eligible to receive an option grant under the Plan are also eligible to receive options under the Company's 1994 Executive Stock Option Plan and Administrative Incentive Stock Option Plan II.

     The Executive Compensation Committee of the Board approved amendments to Sections 6 and 7 of the Plan to allow the Executive Compensation Committee greater flexibility in awarding stock options under the Plan by allowing the Executive Compensation Committee or its successor to, at the time of grant, waive the vesting requirements of Section 6 and the performance requirements of
Section 7 and to establish vesting and performance standards at the time of grant as the Committee deems appropriate. At the same time, the Committee granted additional options under the Plan, as amended, to certain of the Company's executive officers. A portion of those grants were contingent upon the officers' forfeiture of all previously granted Key Employee Plan options still held at the time of the new grant. (See Option Grants in Last Fiscal Year Table, Ten-Year Option Repricings Table and Executive Compensation Committee Report on Repricing, contained herein.)

     The Board also has approved amendments to the Plan's existing acceleration of exercisability upon a change in control provisions to provide for immediate full vesting for all outstanding options in the event of any change in control regardless of the approval of said change in control by the non-employee members of the Board. Section 14 of the Plan currently provides for an acceleration of exercisability of options on a "Change in Control", as defined in the Plan. However, Section 14(e) of the Plan provides that no such Change in Control shall be deemed to have occurred if the events constituting a Change in Control shall have been approved by a two-thirds vote of the total non-employee membership of the continuing non-employee directors of the Company. The proposed amendment would delete Section 14(e) and thereby cause the immediate acceleration of exercisability as to all outstanding options under the Plan upon any Change in Control, whether or not said Change in Control is approved by the Company's non-employee directors. Section 14, as amended, shall read as follows:

     14. ACCELERATION OF EXERCISABILITY ON CHANGE IN CONTROL

          Upon a change in control of the Company, all Options theretofore granted and not previously exercisable or previously expired by virtue of
     Section 7, shall become fully exercisable to the same extent and in the same manner as if they had become exercisable by passage of the time in accordance with the provisions of the Plan relating to periods of exercisability.

          For purposes of this Plan, a "change in control of the Company" shall mean:

        (a) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or

        (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

        (c) The Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or

        (d) The Company shall have sold substantially all of its assets to another corporation or other entity or person.

          A change in control shall also be deemed to occur if the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company.

This provision of the Plan, as amended, may discourage or render more difficult certain merger, tender offer, proxy contest or other takeover proposals.

     While the new option grants are not contingent upon shareholder approval of the Plan amendments proposed herein, the new option terms as amended regarding vesting, performance and acceleration of exercisability on change in control will be subject to shareholder approval. If shareholder approval is not obtained, the terms of said option grants will be in accordance with the preamendment terms of the Plan.

     The aggregate number of shares which may be issued under the Plan is 1,000,000. The proposed amendments to the Plan will not increase the number of shares authorized under the

Plan. Options granted under the Plan which have expired or are forfeited may again be subject to options granted under the Plan.

     Options may be awarded under the Plan only to key employees, including executive officers, of the Company. The Company estimates that at the present time there are approximately 55 key employees that are eligible to participate in the Plan. Subject to the terms of the Plan, the timing, amounts and individuals who receive options is at the sole discretion of the Board (previously the Executive Compensation Committee). In August of 1996, the Plan was amended to provide administration by the full Board of Directors.

     The option exercise price per share will be the fair market value (last transaction price as listed in the NASDAQ National System quotation of over-the-counter market) of a share of Common Stock of the Company as of the close of business on the date the option is granted. The exercise price for the shares as to which an option is being exercised must be paid in full, in cash or with shares of the Company's Common Stock at the time of exercise.

     All options granted under the Plan will have a term of ten (10) years. If the optionee shall die while employed by the Company, his/her executor, personal representative or beneficiary shall have the right to exercise the option at any time within twelve (12) months from the date of death with respect to the total number of shares as to which he/she would be entitled to exercise as of the date of his/her death. If the optionee shall cease to be employed by the Company before the options shall have terminated, the optionee may exercise the option within ninety (90) days after the date on which he/she ceases to be employed by the Company, as to those shares which as of the cessation of employment are exercisable. Provided, however, the Board may at its sole discretion extend that period from ninety (90) days to a maximum of three (3) years from the date of cessation of employment.

     Pursuant to Section 6 of the Plan, options granted become exercisable at the rate of 20% per year beginning one (1) year from the date of grant and 20% thereafter on each anniversary of the date of grant; however, no installment accrues after an optionee ceases to be an employee of the Company. In addition,
Section 7 of the Plan provides that options which become exercisable under the provisions of Section 6 shall be subject to expiration and forfeiture unless certain sales and income goals as set forth by the Committee (Board) on a yearly basis are achieved on a company-wide basis and company-divisional basis. The proposed amendments to the Plan would allow the Board, on a grant-by-grant basis, to waive, at the time of grant, the restrictions, limitations and conditions of Sections 6 and/or 7 and establish such restrictions, limitations and conditions as the Board deems appropriate upon the exercise and/or expiration and forfeiture of such option.

     Options are not assignable or otherwise transferrable except by will or the laws of descent and distribution. During the lifetime of the optionee, an option shall be exercisable solely by the optionee or his/her legal guardian.

     The Plan amendments become effective as of the date of their approval by the Company's Executive Compensation Committee and the Board, respectively. The Plan has a ten-year term from the date of its original approval by the shareholders. The Board may make changes and amendments to the Plan as it may deem necessary.

     Since the end of fiscal year 1996 Key Employee Nonstatutory Stock Option Plan Options have been granted to the following: all current executive officers as a group 20,000; and all employees, who are not executive officers, as a group 2,100.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Plan constitute nonstatutory (nonqualified) stock options under the Internal Revenue Code of 1986, as amended.

     Because the options granted under the Plan do not have a readily ascertainable market value, an optionee will not be subject to federal income tax upon the grant of an option under the Plan, and the Company will not be entitled to a tax deduction by reason of such grant. Upon exercise of an option under the Plan, the optionee will recognize ordinary income in the amount of the "option spread" (the difference between the fair market value of the option shares on the date of exercise and the exercise price), and the Company will be entitled to a corresponding deduction.

CERTAIN SECURITIES LAW ISSUES

     Certain of the employees participating in the Plan are subject to Sections 16(a) and 16(b) of the Securities Exchange Act of 1934, therefore it is the Company's intent to comply with, and the Company believes the Plan does comply with, Rule 16b-3 of the Act and the exemptions afforded thereunder. To the extent any provisions of the Plan or actions of the Plan administrators or participants fail to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

RECOMMENDATION AND REQUIRED VOTE

     The Key Employee Nonstatutory Stock Option Plan, as amended, will be deemed approved by the shareholders if approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

     The Board believes the approval of the Key Employee Nonstatutory Stock Option Plan amendments, as detailed above, to be in the best interest of the Company and recommends approval of the Plan as amended.

          AMENDMENTS TO THE 1994 EXECUTIVE STOCK OPTION PLAN PROPOSAL

DESCRIPTION OF THE PLAN AND PROPOSED AMENDMENTS

     The Company's Board of Directors (the "Board") adopted the 1994 Medex, Inc. Executive Stock Option Plan (the "Plan"), on August 24, 1994, and the Plan was approved by the Company's shareholders on November 16, 1994. The Board has adopted amendments to the Plan to increase the number of shares of common stock available under the Plan from 300,000 to 500,000, an increase of 200,000 shares and to add a provision to the Plan accelerating the exercisability of options on a change in control of the Company. The Board authorized submission of these amendments to the shareholders in order to comply with NASDAQ National Market requirements and to comply with Internal Revenue Code sections concerning qualification of certain options as Incentive Stock Options. The following is a brief summary of the Plan and the amendments thereto which are qualified in their entirety by the express terms of the Plan.

     The purpose of the Plan is to advance the interests of the Company and its shareholders by encouraging and enabling selected officers and key employees, upon whose judgement, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options, thus aligning Plan participants' interests with those of the Company's shareholders and to assist the Company in attracting and retaining highly qualified employees.

     The Plan previously authorized and reserved 300,000 shares for issuance to officers and key employees as of September 23, 1996, a total of 218,250 options had been granted and were currently outstanding or previously exercised (leaving 81,750 shares available for future option grants.) The term of the Plan is for a period of ten (10) years from its approval by the Board in August of 1994. The Company believes that the availability of additional shares is necessary in order for the Plan to continue to function as intended in the remaining years of its term. Therefore, the Board has approved an amendment to the Plan to reserve and make available for purchasing an additional 200,000 shares pursuant to future option grants.

     Additionally, the Board has approved an amendment to the Plan to add the following Section 4.10 to the Plan relative to the acceleration of exercisability of options on a change in control:

     4.10. ACCELERATION OF EXERCISABILITY ON CHANGE IN CONTROL.

          Upon a change in control of the Company, all Options theretofore granted and not previously exercisable shall become fully exercisable to the same extent and in the same manner as if they had become exercisable by passage of the time in accordance with the provisions of the Plan relating to periods of exercisability.

          For purposes of this Plan, a "change in control of the Company" shall mean:

             (a) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or

             (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

             (c) The Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or

             (d) The Company shall have sold substantially all of its assets to another corporation or other entity or person.

          A change in control shall also be deemed to occur if the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company.

The amendment provides that upon a change in control, as defined above, all options previously granted and outstanding at the time of the change in control will immediately vest and become exercisable. This provision of the Plan may discourage or render more difficult certain merger, tender officer, proxy contest or other takeover proposals.

     The Plan, as amended, provides for the grant of Incentive Stock Options and Nonqualified Stock Options covering an aggregate of 500,000 shares of Common Stock. No individual participant in the Plan may receive options under the Plan exceeding the 500,000 share aggregate limit. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, recapitalization, reclassification, or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the Plan.

     The Plan, as recently amended, is administered by the Board. Subject to the conditions set forth in the Plan, the Board has full and final authority to determine the number of options, the individuals to whom and the time or times at which such options shall be granted and be exercisable, and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The Plan is intended to be flexible, and a significant amount of discretion is vested in the Board with respect to all aspects of the options to be granted under the Plan.

     Nonqualified Options and Incentive Options may be granted under the Plan only to persons who are employees of the Company or any of its subsidiaries. The Company estimates that at the present time approximately twenty-five of its 1,100 employees are eligible to participate in the Plan.

     The exercise price of each option granted under the Plan shall be 100% of the fair market value of the shares on the date of grant. "Fair Market Value" as defined in the Plan means the "Last Transaction" Price of a share of the Company's Common Stock reflected in the NASDAQ National Market quotation, provided that if deemed appropriate by the Board for any reason, the Fair Market Value of shares of Common Stock shall be determined by the Board in such other manner as it may deem appropriate.

     Each stock option shall be fully exercisable six months from the date of its grant unless a shorter period is provided by the Board, and may be exercised during a period of five (5) years from the date of grant thereof which may extend beyond the term of the Plan. No stock option shall be exercisable after the expiration of its option term.

     Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of Common Stock. Where payment is made in Common Stock, such Common Stock shall be valued for such purpose at the fair market value of such shares on the date of exercise.

     Options granted under the Plan are not transferable or assignable, otherwise than by will or the laws of descent and distribution and, during the lifetime of the holder, options are exercisable only by the holder or by such person's guardian or legal representative.

     Except as the Board may expressly determine otherwise, if the holder of an option ceases to be employed by the Company or any of its subsidiaries other than by reason of the holder's death, retirement or permanent disability (as determined by the Board) all options granted to such holder under the Plan shall terminate immediately. In the event of the death of the holder of an option, the option may be exercised to the extent that the holder might have exercised the option on the date of death for a period of one (1) year following the date of death, unless by their terms the options expire before the end of such one (1) year period. Upon termination of the optionee's employment by reason of retirement or permanent disability (as each is determined by the Board), the option holder may, within thirty-six (36) months from the date of termination, exercise any stock options to the extent such options were exercisable at the date of such termination.

     Since the end of fiscal year 1996, 1994 Executive Stock Option Plan Options have been granted to the following: Mr. Gould 20,000; Dr. Landsberg 12,000; Mr. Sanborn 7,500; Mr. Barilla 58,000; Mr. Lawson 4,800; and all current executive officers as a group 122,900.

     The Board may at any time and from time to time amend, modify or terminate the Plan, but may not, without the approval of the shareholders of the Company, increase the maximum number of shares of Common Stock subject to options which may be granted under the Plan, increase the term during which options may be exercised, materially modify the requirements as to eligibility for participants in the Plan, materially increase the benefits to participants under the Plan or extend the term of the Plan. No amendment, modification, or termination of the Plan by the Board may affect any of the rights under any option previously granted under the Plan without the holder's consent except the Board may amend the Plan or condition or modify option awards under the Plan in response to changes in securities, tax or other laws, rules, regulations or regulatory interpretations thereof applicable to the Plan. The Plan and transactions under the Plan are intended to comply with Rule 16b-3 of the Securities Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code of 1986.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Company believes that with respect to Incentive Options granted under the Plan, no income will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two (2) years from the date the Incentive Option was granted and one (1) year from the receipt of the shares pursuant to the exercise of the Incentive Option, they will generally recognize long-term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an Incentive Option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as capital gain. A disqualifying disposition will include the use of shares acquired upon exercise of an Incentive Option in payment of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     The Company believes that the grant of a Nonqualified Option under the Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a Nonqualified Option generally will be long-term or short-term capital gain or loss, depending on the holding period of the shares.

RECOMMENDATION AND REQUIRED VOTE

     The 1994 Executive Stock Option Plan, as amended, will be deemed approved by the shareholders if approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

     The Board believes the approval of the 1994 Executive Stock Option Plan amendments, as detailed above, to be in the best interest of the Company and recommends approval of the Plan as amended.

                          AMENDMENT TO THE MEDEX, INC.
                     EMPLOYEES STOCK PURCHASE PLAN PROPOSAL

DESCRIPTION OF THE PLAN AND PROPOSED AMENDMENT

     The Medex, Inc. Employees Stock Purchase Plan was adopted by the Company's Board of Directors (the "Board") in July of 1980 and approved by the Company's shareholders on November 14, 1980, and has subsequently been amended on several occasions by the Board and approved by the shareholders. The Board has recently approved an amendment to the Plan to increase the number of shares available for issuance under the Plan. In order to comply with NASDAQ National Market requirements and to comply with Internal Revenue Code requirements regarding qualification of the options for favorable tax treatment under Section 423 of the Code, the Board authorized submission of the amendment to the shareholders for approval.

     The Company's Board believes that an employee stock purchase plan provides the additional incentives inherent in stock ownership to the employees of the Company, bringing them into close identity with the Company, aligning their interests with those of the Company's shareholders, strengthening the desire of such employees to remain with the Company and aiding in securing the services of dedicated employees.

     The Plan currently provides that the stock which may be purchased pursuant to options granted under the Employees Stock Purchase Plan shall be limited to 160,000 shares (after adjustments) of the authorized and unissued or reacquired Common Stock of the Company. When an outstanding option terminates, expires, or is cancelled, any shares of Common Stock which were covered by such an option and were not purchased, are available for the grant of additional options.

     If approved by the shareholders the amendment to the Plan would make available an additional 100,000 shares and increase the number of authorized shares under the Plan to 260,000 shares. As of September 23, 1996, there were approximately 72,225 shares available for future option grants. The Company believes that the availability of additional shares is necessary in order for the Plan to continue to function as intended in the future.

     Under the Plan, qualified employees may request options to purchase shares of Common Stock, subject to certain limitations contained in the Plan, at prices equal to 87.5% of the fair market value at the date of grant. As of June 30, 1996, there were approximately 135 participants in the Plan. There are approximately 1,090 persons eligible.

     The Plan is administered by the Board who are not eligible to participate in the Plan. The Plan may be amended by the Board but may not be amended without shareholder approval, to increase the number of shares covered by the Plan, change the persons eligible to receive options under the Plan, materially increase benefits to optionees or change the corporations whose employees will be offered options.

     The Employees Stock Purchase Plan provides that options may be granted only to employees of the Company and its subsidiaries who are eligible under the applicable provisions of Section 423 of the Internal Revenue Code, as amended.

     In order to be eligible, an employee must not be both a highly compensated employee within the meaning of Internal Revenue Code Section 414(q) and an executive officer of the Company. All other employees shall be eligible to receive options except: (1) Employees who have been employed less than one (1) year; (2) Employees whose customary employment is twenty (20) hours or less per week; and (3) Employees whose customary employment is for not more than (five) 5 months in any calendar year. No options shall be granted or exercised which do not comply with the provisions of Section 423 of the Internal Revenue Code or any comparable provisions subsequently enacted. All employees granted options shall have the same rights and privileges. Each employee shall be granted, upon the employee's written request, an option to purchase one (1) share for each one hundred dollars of total compensation received by the employee in the last full calendar year of employment, and further, options shall be for a minimum of ten
(10) shares. No employee may be granted an option allowing the purchase of more than $25,000 of the Company's Common Stock in any one (1) year.

     The options must be exercised prior to the expiration of twenty-seven (27) months from the date of granting such option. A holder may not exercise an option after three (3) months from the termination of his/her employment; nor may an option be exercised by the estate of a deceased employee, or by his/her heirs or legatees, after one (1) year from the date of his/her death. The options granted under the Plan are not assignable or transferable by the employee.

     The Plan is not a qualified pension, profit sharing or stock bonus plan within the meaning of Section 401(a) of the Internal Revenue Code. The Employees Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Pursuant to Section 423 of the Internal Revenue Code, if an individual makes no transfer of a share of stock issued pursuant to the exercise of an option under the Plan within two (2) years after the date of the granting of the option nor within one (1) year after the transfer of such share to him/her, no income shall result at the time of the granting of the option or the transfer of such share to the individual and no deduction shall be allowed to the Company. Upon disposition of stock issued pursuant to the exercise of an option under the Plan, if the holding period is satisfied, any gains realized resulting from the sale of the stock is ordinary income to the extent of the difference between the option price and the fair market value of the stock at the time the option was granted. Any remaining gain is treated as long-term capital gain. If the stock acquired upon exercise and transfer and of such share to him/her is sold within two (2) years after the date of granting the option or within one
(1) year of exercise, the Company will receive a tax deduction and the optionee will have ordinary income, equal to the lesser of the gain on sale or the difference between the option price and the fair market value at time of exercise.

RECOMMENDATION AND REQUIRED VOTE

     The Employees Stock Purchase Plan, as amended, will be deemed approved by the shareholders if approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

     The Board believes the approval of the Employees Stock Purchase Plan amendment, as detailed above, to be in the best interest of the Company and recommends approval of the Plan as amended.

                               NEW PLAN BENEFITS

     The closing price of the Company's Common Stock on NASDAQ National Market on September 23, 1996 was $14.50. The following table sets forth the amounts of stock options that have been granted pursuant to the Medex, Inc. Non-Employee Director Restricted Stock Option Plan IV to: the Named Executive Officers listed in the Summary Compensation Table; all current executive officers as a group; all current directors who are not executive officers as a group; and all non-executive officer employees as a group. No stock options are being granted from the Key Employee Nonstatutory Stock Option Plan, the 1994 Executive Stock Option Plan, or the Employees Stock Purchase Plan that are subject to shareholder approval of the amendments to said Plans.

                                                                             DIRECTOR STOCK
                                                                              OPTION PLAN
                                                                               NUMBER OF
                             NAME AND POSITION                                  UNITS(1)
-------------------------------------------------------------------------------------------
Bradley P. Gould                                                                     -0-
President, Chief Executive Officer
Phillip D. Messinger                                                                 -0-
Former President and Chief Executive Officer
Georg W. Landsberg                                                                   -0-
Senior Vice President, European Operations
Terry L. Sanborn                                                                     -0-
Senior Vice President, Manufacturing and Chief Operating Officer
Michael J. Barilla                                                                   -0-
Senior Vice President and Chief Financial Officer
Clint R. Lawson                                                                      -0-
Vice President, Corporate Quality Assurance & Regulatory Affairs
Executive Group                                                                      -0-
Non-Executive Director Group (8 persons)                                         120,000
Non-Executive Officer Employee Group                                                 -0-
-------------------------------------------------------------------------------------------

     (1) The date of grant market value of the Company's Common Stock, $.01 par value, was $11.25.

                            RATIFICATION OF AUDITORS

     The Board of Directors has selected the firm of Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company and its subsidiaries for the year ending June 30, 1997. Deloitte & Touche LLP has been serving as auditors of the Company since the Company's incorporation in 1959. The Board of Directors recommends that the shareholders ratify its selection of Deloitte & Touche LLP and, accordingly, management will offer the following resolution at the Annual Meeting.

     RESOLVED, that the selection by the Board of Directors of Deloitte & Touche LLP, Certified Public Accountants, to audit the financial statements of the Company and its subsidiaries for the year ending June 30, 1997, be and hereby is ratified and approved.

     It is anticipated that representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions and will have an opportunity, if they desire, to make a statement.

                                 OTHER MATTERS

     At the Meeting, the minutes of the preceding Annual Meeting of Shareholders will be read and approved as to form. There will also be received at the Meeting the annual financial statements, as required by law, and the reports of the President and other officers. It is not contemplated that any action will be taken constituting approval or disapproval of any matters referred to in these financial statements or reports.

     The management knows of no other business constituting a proper subject for action by the shareholders which will be represented for consideration at the Meeting. However, if any other business shall come before the Meeting, the Proxy Committee will vote said proxy in respect to any such business in accordance with their best judgment.

     The 1996 Annual Report to Shareholders which includes Financial Statements and information concerning the Company operations during Fiscal 1996, accompanies this Proxy Statement. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, including the financial statements and schedules thereto which is filed with the Securities and Exchange Commission as well as any other filings with the Commission, interim reports and additional information about the Company and its products can be obtained without charge. Requests should be sent to:

                               Investor Relations
                               MEDEX, INC.
                               3637 Lacon Road
                               Hilliard, Ohio 43026
                               614-529-3899 (Telephone)
                               614-876-8356 (Fax)

C. Craig Waldbillig, Chairman
Robert E. Boyd, Jr., Secretary
October 17, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT A

             NON-EMPLOYEE DIRECTOR RESTRICTED STOCK OPTION PLAN IV

1. PURPOSE

     The Medex, Inc. Non-Employee Director Restricted Stock Option Plan IV (the "Plan") is intended to strengthen the ability of Medex, Inc. (the "Company") to attract and retain the services of knowledgeable and experienced persons who, through their efforts and expertise, can make a significant contribution to the success of the Company's business by serving as members of the Company's Board of Directors and to provide additional incentive for such non-employee directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock, $.01 par value ("Common Stock"). Accordingly, the Company will grant to each non-employee director (the "Optionee") an option (the "Option") to purchase shares of Common Stock of the Company on the terms and conditions hereinafter established.

2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). The interpretation and construction by the Board of any provisions of the Plan or of any agreement or other matters related to the Plan shall be final. The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. However, no member of the Board shall have authority or discretion in determining the selection of participants, the amount, price, or timing of awards to eligible participants under the plan, all such determinations shall be in accordance with the formula provisions set forth in Section 4 hereof. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators.

3. STOCK SUBJECT TO THE PLAN

     The shares to be issued under the Plan shall be made available either from authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased in the open market.

     Shares issued under the Plan shall be subject to the terms, conditions and restrictions specified in the Plan.

     Subject to the provisions of the succeeding paragraphs of this Section 3, the aggregate number of shares which may be issued under the Plan shall not exceed 135,000 shares.

     If prior to termination of the Plan, Options issued under the Plan shall be reacquired by the Company pursuant to the provisions hereof, such Options shall again become available for issuance under the Plan.

     In the event that the number of outstanding shares of Common Stock of the Company shall be changed by reason of split-ups, combinations of shares, recapitalization or stock dividends, the number of shares which may thereafter be available under the Plan and the number of options held by Optionees and the option exercise price shall be appropriately adjusted so as to reflect any such change.

4. ELIGIBILITY AND GRANT OF OPTIONS

     A. An Option to purchase 15,000 shares of the Company's Common Stock shall automatically be granted under the Plan to each serving non-employee director of the Company as of the date of the approval of this Plan by the Employee Benefits Committee of the Board of Directors subject to the restrictions on exercise set out in Section seven (7) hereof and subject to approval of this Plan and the transactions set forth herein by the Board of Directors.

     B. Further, any new non-employee director being first elected (elected for the first time) a director of the Company, following the approval of this Plan by the Board of Directors and during the term of this Plan, shall automatically upon election be granted an option to purchase that number of shares which is determined by multiplying five thousand (5,000) by a number determined by subtracting the year in which the Director is elected from the year 1999, and subject to availability of authorized shares remaining in the Plan. These Options shall also be subject to the restrictions on exercise contained in Section seven (7) hereof.

     C. No non-employee director to whom an Option has been granted or will be granted shall be eligible to receive additional Options under this Plan.

     D. The exercise price for Options granted under this Plan shall be the fair market value of the stock on the date such Option is granted. Subject to approval of this Plan and the terms of the options by the Board of Directors, the date of grant shall be the date this Plan is approved by the Employee Benefits Committee of the Board of Directors or as to a new non-employee director elected subsequent to the approval of the Plan by the Board of Directors, the date of grant shall be the date of election to the Board of Directors. The fair market value shall be determined by the "last transaction" price (price of the stock on the last trade) at which shares of the Company's stock are listed in the "NASDAQ National Market System" quotation of the over the counter market at the close of business on the date of granting the option, or if no quotation is made on that date, on the next date such quotation is made.

5. NON-TRANSFERABILITY OF OPTIONS

     The term of the Option shall be for a period of ten years from the date of grant. The right of the Optionee to purchase Common Stock through the exercise of the Option, wholly or in part, shall be available to the Optionee at any time during the term of the Option subject to restrictions on exercise contained in Sections five (5) and seven (7) hereof.

     Options under the Plan may not be sold, assigned, pledged, encumbered or otherwise transferred by the Optionee except by will or the Laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 or Title I of the Employee Retirement Income Security Act, or upon approval by the Board of Directors.

     The Option shall be exercisable by the Optionee only while serving as a director or director emeritus of the Company or upon his death or cessation of service as a director or director emeritus of the Company. If the Optionee shall die while serving as a director or director emeritus of the Company, his executor, personal representative or beneficiary shall have the right to exercise the Option at any time within twelve (12) months from the date of death, with respect to the total number of shares as to which he would be entitled to exercise at the date of his death, that is, those shares free of all the restrictions on exercise imposed by Section 7 hereof.

     If the Optionee shall cease to serve as a director or director emeritus of the Company before the Option shall have terminated, the Optionee may exercise the Option within ninety (90) days after the date on which he ceases to serve as a director or director emeritus of the Company, as to those shares which at the close of business on the date of cessation of service as a director or director emeritus are free of all restrictions on exercise imposed by Section 7 hereof.

6. EXERCISE OF OPTIONS

     An Optionee electing to exercise an Option under the Plan shall give written notice to the Company of such election and of the number of shares the Optionee has elected to acquire. Until the Optionee has been issued a certificate or certificates for the shares so acquired, the Optionee shall possess no stockholder rights with respect to any such shares.

7. RESTRICTIONS ON THE EXERCISE OF THE OPTIONS AND SALE OF SHARES
   ISSUED FOR SUCH OPTIONS

     Options granted pursuant to Section 4(A) and Section 4(B) hereof shall not be exercised by the Optionee while serving as a non-employee director or director emeritus except as provided in the following paragraph.

     While serving as a director or director emeritus the restriction against exercise shall lapse cumulatively to the extent of five thousand shares per year, beginning one year from the date of grant and thereafter on each anniversary of the date of grant.

     Upon the occurrence of the earlier of the death of the Optionee or the Optionee's cessation of service as a director and director emeritus of the Company, Options as to which the restrictions on exercise shall not have lapsed under the Plan, shall immediately lapse and revert to the Plan.

     No shares shall be issued upon exercise of Options granted under this Plan prior to the effective date of an Registration Statement for said shares with the Securities and Exchange Commission, which the Company shall undertake to do, or in violation of the requirements of Section 16 of the Securities and Exchange Act of 1934 and the rules thereunder.

     Any questions as to whether and when there has been a cessation of service as a director or director emeritus shall be determined by the Board and its determination of such questions shall be final.

8. ACCELERATION OF EXERCISABILITY ON CHANGE IN CONTROL

     Upon a Change in Control of the Company, all options theretofore granted and not previously exercisable for any reason shall become fully exercisable to the same extent and in the same manner as if they had become exercisable by passage of time in accordance with the provisions of the Plan relating to periods of exercisability.

     For purposes of the Plan, a "Change in Control" of the Company shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule

14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if: (A) any "person" ( as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Company's then outstanding stock; (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (C) the business of the Company for which the Optionee's services are principally performed is disposed of by the Corporation pursuant to a partial or complete liquidation of the Company or a sale of all or substantially all the assets of the Corporation.

     A Change in Control shall also be deemed to occur if the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control of the Company.

9. PAYMENT

     The option exercise price shall be payable upon the exercise of the Option and shall be payable in cash, by check or in shares of Medex Common Stock of the Company. If shares of Common Stock are tendered as payment of the option exercise price, the value of such shares shall be their fair market value (last transaction price as listed in the "NASDAQ National Market System" quotation) as of the date of exercise. If such tender would result in the issuance of fractional shares of Common Stock, the Company shall instead return the difference in cash or by check to the Optionee.

10. AMENDMENTS TO THE PLAN

     The Board of Directors of the Company may terminate or from time to time amend the Plan, provided that no such termination or amendment without the approval of the stockholders of the Company shall:

          (a) increase the maximum number of shares which may be issued under the Plan in the aggregate or to each individual.

          (b) Modify the requirements as to eligibility for participation in the Plan.

11. TERMINATION DATE OF THE PLAN

     The Plan shall terminate four years from the date of its approval by the Board of Directors; provided, however, Options granted on or before any termination of the Plan shall remain outstanding and exercisable, in accordance with their respective terms, after the termination of the Plan; and provided, further, that the Plan shall terminate as of the date of the next annual shareholders' meeting of the Company if it is not approved by a majority of the total votes cast on the proposal in person or by proxy.

                                   MEDEX, INC

                   KEY EMPLOYEE NONSTATUTORY STOCK OPTION PLAN


1.       PURPOSE

The Medex, Inc. Key Employee Nonstatutory Stock Option Plan (the "Plan") is intended to strengthen the ability of Medex, Inc. (the "Company"), to attract and retain the services of knowledgeable and experienced persons who, through their efforts and expertise, can make a significant contribution to the success of the Company's business, and to provide additional incentive for such key employees to continue to work for the best interests of the Company and its stockholders through continuing ownership of its common stock, $.01 par value ("Common Stock"). Accordingly, the Company will grant to key employees (the "Optionee") options (the "Option") to purchase shares of Common Stock of the Company on the terms and conditions hereinafter established.


2.       ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board of Directors of the Company (the "Board"). The interpretation and construction by the Board of any provisions of the Plan or of any agreement or other matters related to the Plan shall be final. The Board may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan. The Company shall grant all Options under the Plan by resolution of the Board, which Options shall be evidenced by the delivery of certificates in a form approved by the Board. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or actions by the Board or participants fail to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.


3.       STOCK SUBJECT TO THE PLAN

The shares to be issued under the Plan shall be made available either from authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased in the open market.

Shares issued under the Plan shall be subject to the terms, conditions and restrictions specified in the Plan.

Subject to the provisions of the succeeding paragraphs of this Section 3 and
Section 10, the aggregate number of shares which may be issued under the Plan shall not exceed 1,000,000 shares.

If prior to August 28, 2001, Options issued under the Plan shall be reacquired by the Company pursuant to the provisions hereof; such Options shall again become available for granting under the Plan.


4.       ELIGIBILITY AND GRANT OF OPTIONS

Options may be granted only to employees of the Company or its subsidiaries. No employee shall be eligible to receive Options within one (1) year prior to his normal retirement date. The Options issued herewith shall be nontransferable. No Options shall be sold, assigned, pledged, encumbered or otherwise transferred by the Optionee. Subject to the terms and conditions of the Plan, options may be granted to such key employees in such amounts and at such times as the Board shall, in its sole discretion, decide.


5.       PURCHASE PRICE

The purchase price of the shares under each Option shall be the fair market value of the stock at the time such Option is granted, determined by the "Last Transaction" price at which shares of the Company's stock are listed in the "NASDAQ National Market System" quotation of the over-the-counter market at the close of business on the date of granting the Option, or if the stock was not so traded on such date, then on the next date when the stock is regularly traded and quoted on the "NASDAQ National Market System". The purchase price shall be paid in full prior to the delivery of the stock.


6.       LIMITATIONS ON THE RIGHT TO EXERCISE OPTIONS

Subject to the provisions of Section 7 hereof, no Options shall be exercised unless at the time of such exercise the holder of the Options is in the employment of the Company or one of its subsidiaries. In no event shall any Options be exercised after the expiration of ten years from the date of granting such Options. Options will be exercisable during such Option period as follows:

         (a) No Options shall be exercised until one year after the date of grant.

         (b) At the end of one year from the date of grant, twenty percent (20%) of the Options granted, and each year thereafter an additional twenty percent (20%), if they do not expire under the terms of Section 7, shall be eligible to be exercised until all the granted Options are free of this limitation.

         (c) No Options shall be exercised which do not survive the expiration provisions of Section 7 hereof.

Any option granted on or after November 15, 1995 may, by action of the Board, be granted with any limitation, restriction, and/or condition upon the exercise of such option as the Board may deem appropriate, including the complete waiver of any limitation, restriction and/or condition on the right to exercise (including those set forth in Sections 6 or 7 herein), provided those limitations, restrictions and/or conditions are not in conflict with any section other than 6 or 7 of this Plan.

7.       EXPIRATION OF OPTIONS

Each year all Options granted under this Plan which become exercisable under the provisions of Section 6 of this Plan shall be subject to expiration and forfeiture in accordance with the provisions of this section.

         (a) Goals: Each year (except 1991 when the date shall be November 1, 1991) prior to May 1, the Board shall set achievement goals consisting of: the net consolidated sales goal for the Company for the next fiscal year; the consolidated net income goal for the Company for the next fiscal year; the net income goal for each of the operating divisions of the Company, as these divisions may be determined from year to year by the Board. Further, the Board achievement goals, each year, shall identify each Optionee and the division that Optionee shall be identified with for that year.

         (b) Failure to Meet These Goals: Should the Company or any operating division as defined by the Board fail in the following fiscal year to attain the goal established as to consolidated net income, consolidated net sales or divisional net income as reflected on the financial reports of the Company, then certain Options granted under this Plan shall expire.

         (c) Expiring Options: Of the Options becoming exercisable in any year, forty percent (40%) shall expire if the Company fails to attain the established goal for net income. Of the Options becoming exercisable in any year, forty percent (40%) shall expire if the division identified with the Options fails to attain the established goal for net income for that division. Of the Options becoming exercisable in any year, twenty percent (20%) shall expire if the Company fails to attain the established goal for net sales. Further, any option granted to a person assigned to an operating division which fails to have a net income (make a profit) for that fiscal year and which option would otherwise be exercisable as provided in Sections 6 and 7 above, shall also expire.

         (d) If an Option expires under the provisions of this section it shall, except as provided for in Section 14, forever be forfeited as to that Optionee.

         (e) If an Option does not expire as provided in this section, it shall remain exercisable as otherwise provided in the other sections of this Plan.

Any option granted on or after November 15, 1995 may, by action of the Board, be granted with such limitations, restrictions, waivers and/or conditions as to the expiration or forfeiture of such option as the Board may deem appropriate, including the complete waiver of any limitation, restrictions and/or conditions relating to the expiration or forfeiture of such options, provided those limitations, restrictions, waivers and/or conditions are not in conflict with any section other than 6 or 7 of this Plan.

8.       TERMINATION OF EMPLOYMENT

If a holder of an Option shall retire or shall cease to be employed by the Company or by a subsidiary of the Company for any reason other than death after Optionee shall have been continuously so employed for one year from and after the date of granting his Option, Optionee may, but only within 90 days next succeeding such retirement or cessation of employment, exercise his Options to the extent that Optionee was entitled to exercise it at the date of such retirement or cessation. Provided, however, the Board may, at its sole discretion, extend the period within which an Optionee who ceased to be employee from 90 days to a maximum of three (3) years from the date of retirement or cessation of employment. Leaves of absence duly authorized by the Company shall not be deemed cessation of employment. This Plan will not confer upon a holder of Options any right with respect to continuance of employment by the Company or by a subsidiary of the Company; nor will it interfere in any way with his right, or his employer's right to terminate his employment at any time.


9.       DEATH OF HOLDER

In the event of the death of a holder of Options while in the employment of the Company or of a subsidiary of the Company, or within three months after termination of such employment, the Options shall be exercisable only within one year following such death and then only (a) by his estate representative or by the person or persons who acquired the right to exercise such Options by bequest or inheritance by reason of the death of the decedent, and (b) only to the extent that Optionee was entitled to exercise the Options at the date of his death.


10.      ADJUSTMENT OF SHARES

In the event of any change as a result of recapitalization, merger, consolidation, stock dividend, stock splits, combination or exchanges of shares, or otherwise, in the character or amount of the Company's authorized and outstanding capital stock prior to the exercise of an Option previously granted, the Option, to the extent that it has not been exercised, shall entitle the holder to purchase the number and kind of securities which Optionee would have been entitled to receive had Optionee actually owned the stock subject to the Option at the time of the occurrence of such change. If any other event shall occur, prior to the exercise of an Option granted hereunder, which shall increase or decrease the amount of capital stock outstanding and which the Board, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holders of Options should be permitted to acquire, such adjustment as the Board shall determine may be made, and when so made shall be effective and binding for all purposes of the Plan.


11.      AMENDMENTS

The Board may from time to time make such changes and amendments to the Plan as it may deem necessary.


12.      COMPANY RESPONSIBILITY

As long as any Options remain outstanding, the Company will reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction the requisite authority to issue and sell, such number of shares of its capital stock as shall be sufficient to satisfy the requirements of such Options. The Company shall not be liable in the event of its inability to issue or sell stock to any holder of Options if such issuance or sale would be unlawful, nor shall the Company be liable if an issuance or sale to a holder is subsequently invalidated.


13.      EFFECTIVE DATES AND EXTINGUISHMENT OF RIGHTS

The Plan shall become fully effective upon its approval by the shareholders. The date of granting an Option shall be the date of its award by resolution of the Board and the certificate evidencing such Option shall bear that date. Unless sooner terminated as herein provided, the Plan shall terminate upon expiration of ten years from the date of its approval by the shareholders.


14.      ACCELERATION OF EXERCISABILITY ON CHANGE IN CONTROL

Upon a change in control of the Company, all Options theretofore granted and not previously exercisable or previously expired by virtue of Section 7, shall become fully exercisable to the same extent and in the same manner as if they had become exercisable by passage of the time in accordance with the provisions of the Plan relating to periods of exercisability.

For purposes of this Plan, a "change in control of the Company" shall mean:

         (a) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or

         (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

         (c) The Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or

         (d) The Company shall have sold substantially all of its assets to another corporation or other entity or person.

A change in control shall also be deemed to occur if the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company.

15.      PAYMENT

All payment for shares obtained by exercise of Options granted under the Plan shall be made by payment of the amount due to the Treasurer of the Company in cash or by delivery to the Secretary of the Company of sufficient shares of the Company's Common Stock, properly endorsed for transfer to the Company, which when valued at "Last Transaction" price at the close of business for the previous day on which the stock was traded on the "NASDAQ National Market System," will equal the payment due for those shares. Any fractional amount of overpayment received by the Company because of receiving whole shares may be refunded in cash by the Treasurer.

Notwithstanding any of the foregoing restrictions, any free or restricted Options acquired under the Plan may at any time be pledged or otherwise hypothecated to secure borrowings by the Optionee to obtain the acquisition price to be paid by the Optionee for such shares; provided, however, that the amount of such borrowings may not exceed the acquisition price of such shares.

                                   MEDEX, INC.
                        1994 EXECUTIVE STOCK OPTION PLAN

ARTICLE I - GENERAL

1.01. PURPOSE.

         The purposes of this Executive Stock Option Plan (the "Plan") are to
(1) closely associate the interests of the management of Medex, Inc. and its subsidiaries (collectively referred to as the "Company") with the shareholders by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the company commensurate with the Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management for continuous employment with the Company.

1.02. ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of Medex, Inc. (the "Board"), as constituted from time to time.

         (b) The Board shall have the authority, in its sole discretion and from time to time to:

         (i) designate the employees or classes of employees eligible to participate in the Plan;

         (ii) grant options provided in the Plan in such form and amount as the Board shall determine;

         (iii) impose such limitations, restrictions and conditions upon any such options as the Board shall deem appropriate; and

         (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

         (c) Decisions and determinations of the Board on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Board shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

         (d) with respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or actions by the Plan Administrators or participants fail to comply, it shall be deemed null and void, to the extent permitted by law an deemed advisable by the Plan Administrators.

1.03. ELIGIBILITY FOR PARTICIPATION.

         Participants in the Plan shall be selected by the Board from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Board shall consider any factors deemed relevant, including the individual's performance, functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

1.04. TYPES OF AWARDS UNDER PLAN.

         Awards under the Plan may be in the form of any one or more of the following:

         (i)      Nonqualified Stock Options, as described in Article II;

         (ii)     Incentive Stock Options, as described in Article III;

1.05. AGGREGATE LIMITATION AWARDS.

         The stock which may be purchased pursuant to options granted under this Plan shall be authorized capital stock of the Company, either unissued or reacquired. No option shall be granted if as a result thereof, the aggregate number of shares optioned under this Plan would exceed 500,000 shares, provided, however, in the event of any change as a result of recapitalization, merger, consolidation, stock dividend, stock split, combination or exchanges of shares, or otherwise, in character or amount of the Corporation's authorized and outstanding capital stock subsequent to approval of this plan by the shareholders, the Board may appropriately adjust the number of shares available for option under this Plan, the number of shares of Common Stock subject to options previously granted under the Plan and the option price of options previously granted under the Plan. However, in the event that any option granted under this Plan shall terminate for any reason or be surrendered without having been exercised in full, the shares not purchased under such option shall again become available for the purposes of the Plan.

1.06. EFFECTIVE DATE AND TERM OF PLAN.

         (a) The Plan shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1994 Annual Meeting of Shareholders of Medex, Inc. When so approved, the plan shall be deemed to have been in effect from the date of its adoption by the Board of Directors of the Company. Prior to Shareholder approval, the Board may grant options under the Plan, but such options shall be void if the Plan is not subsequently approved by the Shareholders.

         (b) The Plan shall terminate ten years from its adoption by the Board of Directors provided, however, all options granted under the Plan prior to such date shall remain in effect until such options have been exercised or terminated in accordance with the Plan and the terms of such grants.

ARTICLE II - NONQUALIFIED STOCK OPTIONS

2.01. AWARD OF STOCK OPTIONS.

         The Board may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Board. The date a Stock Option is granted shall mean the date selected by the Board as of which the Board allots a specific number of shares to a participant pursuant to the Plan.

2.02. STOCK OPTION AGREEMENTS.

         The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Board may from time to time determine.

2.03. STOCK OPTION PRICE.

         The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted.

2.04. TERM AND EXERCISE.

         Each Stock Option shall be fully exercisable six months from the date of its grant and unless a shorter period is provided by the Board or by another Section of this Plan, may be exercised during a period of five years from the date of grant thereof (the "option term"). No Stock Option shall be exercisable after the expiration of its option term.

2.05. MANNER OF PAYMENT.

         Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the option price for such shares with cash or with previously owned Common Stock.

         As soon as practicable after receipt of payment, the Company shall deliver to the optionee a certificate or certificates for such shares of Common Stock. The optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder.

2.06. DEATH OF OPTIONEE.

         (a) Upon the death of the optionee, any rights to the extent exercisable on the date of death may be exercised by the optionee's estate, or by a person who acquires the right to exercise such

Stock Option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the optionee's death.

         (b) The provisions of this Section shall apply notwithstanding the fact that the optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

2.07. RETIREMENT OR DISABILITY.

         Upon termination of the optionee's employment by reason of retirement or permanent disability (as each is determined by the Board), the optionee may, within 36 months from the date of termination, exercise any Stock Options to the extent such options are exercisable during such 36-month period.

2.08. TERMINATION FOR OTHER REASONS.

         Except as provided in Sections 2.6 and 2.7, or except as otherwise determined by the Board, all Stock Options shall terminate upon the termination of the optionee's employment.

ARTICLE III - INCENTIVE STOCK OPTIONS

3.01. AWARD OF INCENTIVE STOCK OPTIONS.

         The Board may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Board may prescribe, grant to any participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") to purchase for cash or shares the number of shares of Common Stock allotted by the Board. The date an Incentive Stock Option is granted shall mean the date selected by the Board as of which the Board allots a specific number of shares to a participant pursuant to the Plan. Notwithstanding the foregoing, Incentive Stock Options shall not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries.

3.02. INCENTIVE STOCK OPTION AGREEMENTS.

         The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Board may from time to time determine.

3.03. INCENTIVE STOCK OPTION PRICE.

         The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04. TERM AND EXERCISE.

         Each Incentive Stock Option shall be fully exercisable six months from the date of its grant and unless a shorter period is provided by the Board or another Section of this Plan, may be exercised during a period of five years from the date of grant thereof (the "option term"). No Incentive Stock Option shall be exercisable after the expiration of its option term.

3.05. LIMITATION ON INCENTIVE OPTIONS.

         The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all plans of the Company) shall not exceed $100,000.

3.06. DEATH OF OPTIONEE.

         (a) Upon the death of the optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both the remaining option term of the Incentive Stock Option and one year after the optionee's death.

         (b) The provisions of this Section shall apply notwithstanding the fact that the optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

3.07. RETIREMENT OR DISABILITY.

         Upon the termination of the optionee's employment by reason of permanent disability or retirement (as each is determined by the Board), the optionee may, within 36 months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option will not be available to an optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

3.08. TERMINATION FOR OTHER REASONS.

         Except as provided in Sections 3.6 and 3.7 or except as otherwise determined by the Board, all Incentive Stock Options shall terminate upon the termination of the optionee's employment.

3.09. MANNER OF PAYMENT.

         Each Incentive Stock Option Agreement shall set forth the procedure governing the exercise of the Incentive Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the option price for such shares with cash or with previously owned Common Stock.

ARTICLE IV - MISCELLANEOUS

4.01. GENERAL RESTRICTIONS.

         Each option award under the Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board. No individual participant in the Plan shall receive options exceeding the 300,000 aggregate limit contained in Section 1.05.

4.02. NON-ASSIGNABILITY.

         No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

4.03. WITHHOLDING TAXES.

         Whenever, under the plan, the exercise of a stock option will result in the recognition of taxable income by the participant, the Company shall be entitled to require as a condition of delivery to the participant of shares that the participant remit to the corporation an amount sufficient to satisfy all federal, state, and other withholding tax requirements related to the income recognized by the participant. If a participant makes a disqualifying disposition of stock acquired upon the exercise of an incentive stock option the Company shall be entitled to require the participant to remit to the Company an amount sufficient to satisfy all federal, state, and other withholding tax requirements related to the income realized by the participant on the disqualifying disposition. In any case under this Section 4.03 where withholding by the Company is required, the Company shall have the right to withhold any such amounts from compensation otherwise due to the participant.

4.04. RIGHT TO TERMINATE EMPLOYMENT.

         Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of such participant.

4.05. NON-UNIFORM DETERMINATIONS.

         The Board's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

4.06. RIGHTS AS A SHAREHOLDER.

         The recipient of any option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

4.07. DEFINITIONS.

         In this Plan the following definitions shall apply:

         (a) "Subsidiary" means any corporation of which, at the time more than 50% of the shares entitled to vote generally in an election of directors are owned directly or indirectly by Medex, Inc. or any subsidiary thereof.

         (b) "Fair market value" as of any date and in respect of any share of Common Stock means the "Last Transaction" price on such date or on the next business day, if such date is not a business day, of a share of Common Stock reflected in the NASDAQ National Market System quotation, provided that, if deemed appropriate by the Board for any reason, the fair market value of shares of Common Stock shall be determined by the Board in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

4.08. LEAVES OF ABSENCE.

         The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence.

4.09. AMENDMENT OF THE PLAN.

         (a) The Board may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

         (b) The Board may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Board may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 1.05),
(ii) extend the period during which any award may be granted or exercised, (iii) extend the term of the Plan, (iv) materially increase benefits accruing to participants under the Plan, or (v) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

4.10. ACCELERATION OF EXERCISABILITY ON CHANGE IN CONTROL.

         Upon a change in control of the Company, all Options theretofore granted and not previously exercisable shall become fully exercisable to the same extent and in the same manner as if they had become exercisable by passage of the time in accordance with the provisions of the Plan relating to periods of exercisability.

         For purposes of this Plan, a "change in control of the Company" shall mean:

         (a) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or

         (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

         (c) The Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or

         (d) The Company shall have sold substantially all of its assets to another corporation or other entity or person.

         A change in control shall also be deemed to occur if the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company.

                                   MEDEX, INC.

                          EMPLOYEES STOCK PURCHASE PLAN


1.       PURPOSE

         The purpose of this Plan is to provide the additional incentives inherent in stock ownership to the employees of Medex, Inc., upon whom rest the major responsibilities for the success of the Company and thereby to bring them into closer identity with the future of the Company; to strengthen the desire of such employees to remain in the service of the Company; and in the future to secure and retain the services of able and dedicated employees.

2.       STOCK TO BE OFFERED FOR PURCHASE

         The stock which may be purchased pursuant to options granted under this plan shall be authorized capital stock of the Company, either unissued or reacquired. No option shall be granted if as a result thereof the aggregate number of shares optioned under this plan would exceed 260,000 shares, provided however, in the event of any change as a result of recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares, or otherwise, in character or amount of the Company's authorized and outstanding capital stock subsequent to November 14, 1980, the number of shares available for option under this plan shall be the number to which a holder would be entitled if the unissued options had been outstanding at the time of the occurrences of the change. However, in the event that any option granted under this plan shall terminate for any reason or be surrendered without having been exercised in full, the shares not purchased under such option shall again become available for the purposes of the plan.

3.       ELIGIBILITY

         Options are to be granted to those employees of the Company or of its subsidiaries who are eligible under applicable provisions of law to receive an option pursuant to employer stock purchase plan as defined in Sections 423 of the Internal Revenue Code of 1954 as amended by the Revenue Act of 1964, or in any comparable taxing statute subsequently enacted and applicable at the time of granting such options including the provision that no option can be granted to an employee if that option results in the employee owning stock, having five percent of the voting power or value of the Company's outstanding stock. Further, in order to be eligible, an employee must not be, both an officer of the Company and a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code. All employees shall be eligible to receive options except: 1) Employees who have been employed less than one year. 2) Employees whose customary employment is 20 hours or less per week. 3) Employees whose customary employment is not for more than 5 months in any calendar year. 4) No option shall be granted or exercised which does not comply with the provisions of Section 423(B) of the Internal Revenue Code, or any comparable provisions subsequently enacted. 5) All employees granted options shall have the same rights and privileges. 6) Each employee shall be granted, upon the employee's written request, an option to purchase one share for each one hundred dollars of total compensation received by the employee in the last full calendar year of employment, and further option each year thereafter with the number computed in the same manner. All options shall be for a minimum of 10 shares, the total compensation shall be the amount shown for federal income tax purposes on the employees Form W-2, and Form 1099.
7) No employee may be granted an option allowing the purchase of more than $25,000 of Company stock in any one year.

4.       PURCHASE PRICE

         The purchase price of the shares under each option shall be 87.5% of the fair market value of the stock at the time such option is granted, determined by the "Last Transaction" price (or price of the stock ion the last trade) at which shares of the Company's stock are listed in the "NASDAQ National Market System" quotation on the over-the-counter market at the close of business on the date of granting the option, or if the stock was not so traded on such date, then on the next date when the stock is regularly traded and quoted on the "NASDAQ National Market System". The purchase price shall be paid in full prior to the delivery of the stock. In any transaction to which the Internal Revenue Code, or any comparable provision subsequently enacted is applicable, the purchase price shall be determined in a manner consistent therewith.

5.       LIMITATION ON THE RIGHT TO EXERCISE OPTION

         (a) Except as otherwise provided by Articles 6 and 7 hereof, no option shall be exercised unless at the time of such exercise the holder of the option is in the employment of the Company or one of its subsidiaries. In no event shall any option be exercised after the expiration of twenty-seven (27) months from the date of granting such option. Each option will be exercisable during such option period as follows: The Board of Directors (hereinafter "The Board") from time to time as provided in Section 9 hereof, shall promulgate rules and regulations for the exercise of these options including payment therefore by payroll deduction and otherwise These rules and regulations shall be uniform in their application as to all employees and shall be consistent with the provisions of this plan and Section 423 of the Internal Revenue Code.

         (b) No option granted under this plan shall be assignable or transferable otherwise than by will or the laws of descent and distribution and an option may be exercised during the lifetime of the holder thereof only by him. The holder of an option or his legal representatives, legatees, or distributees, as the case may be, shall have none of the rights of a shareholder with respect to any shares subject to such option until such shares have been issued to him under the terms of this plan. In no case may anyone exercise an option for a fraction of a share.

6.       TERMINATION OF EMPLOYMENT

         If a holder of an option shall retire or shall cease to be employed by the Company or by a subsidiary of the Company for any reason other than death after he shall have been continuously so employed for one year from and after the date of granting his option, he may, but only within three months next succeeding such retirement or cessation of employment, exercise his option to the extent that he was entitled to exercise it at the date of such retirement or cessation. Leaves of absence duly authorized by the Company shall not be deemed cessations of employment This Plan will not confer upon a holder of any option any right with respect to continuance of employment by the Company or by a subsidiary of the Company, nor will it interfere in any way with his right, or his employer's right to terminate his employment at any time.

7.       DEATH OF HOLDER

         In the event of the death of the holder of any options while in the employment of the Company or of a subsidiary of the Company, or within three months after termination of such employment, the option shall be exercisable only within one year following such death and then only (a) by his estate or by the person or persons who acquire the right to exercise such option by bequest or inheritance or by reason of the death of the decedent, and (b) if and to the extent that he was entitled to exercise the option at the date of his death.

8.       ADJUSTMENT OF SHARES

         In the event of any change as a result of recapitalization, merger, consolidation, stock dividend, split-up, combination or exchanges of shares, or otherwise, in the character or amount of the Company's authorized and outstanding capital stock prior to the exercise of an option previously granted, the option, to the extent that it has not been exercised, shall entitle the holder to purchase the number and kind of securities which he would have been entitled to receive had he actually owned the stock subject to the option at the time of the occurrence of such change. If any other event shall occur, prior to the exercise of an option granted hereunder, which shall increase or decrease the amount of capital stock outstanding and which the Board, in its sole discretion, shall determine equitably requires an adjustment in the number of shares which the holders of options should be permitted to acquire, such adjustment as the Board shall determine may be made, and when so made shall be effective and binding for all purposes of the Plan.

9.       ADMINISTRATION

         The Plan shall be administered by the Board. The Company shall grant all options under the Plan by resolution of the Board, which options shall be evidenced by the delivery of certificates in a form approved by the Board. The Board from time to time may adopt rules and regulations for carrying out the Plan.

10.      TERMINATION AND AMENDMENTS

         The Plan shall continue in effect until such time as it is terminated by the Board. The Board may from time to time make such changes in and additions to the Plan as it may deem proper; provided that no change shall be made that increases the total number of shares covered by the Plan or effects any change in who may receive options under the Plan or materially increases the benefits accruing to optionees hereunder or changes the Corporations whose employees will be offered options, unless such change is authorized by the holders of the common stock of the Company. Notwithstanding the foregoing, the Board may amend the Plan without shareholder approval, to the extent necessary to cause employee stock options granted under the Plan to meet the requirements of Section 423 of the Internal Revenue Code. If any provision of the Plan conflicts with any requirements of Section 423 of the Internal Revenue Code, then that provision of the Plan shall be void and of no effect.

11.      COMPANY RESPONSIBILITY

         As long as any options remain outstanding, the Company will reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction the requisite authority to issue and sell, such number of shares of its capital stock as shall be sufficient to satisfy the requirements of such options. The Company shall not be liable in the event of its inability to issue or sell stock to any holder of an option if such issuance or sale would be unlawful, nor shall the Company be liable if an issuance or sale to a holder is subsequently invalidated.

12.      EFFECTIVE DATES AND EXTINGUISHMENT OF RIGHTS

         The Plan shall become effective upon its approval by the Stockholders. The date of granting an option shall be the date of its approval by the Board and the certificate evidencing such option shall bear that date.

PROXY

[LOGO]                 FOR NOVEMBER 13, 1996               Proxy is Solicited By
                       ANNUAL MEETING OF SHAREHOLDERS     the Board of Directors
                        3637 Lacon Road
                        Hilliard, Ohio 43026

The undersigned acknowledges receipt of the Notice and Proxy Statement dated October 17, 1996, and hereby appoints as the Proxy Committee, C. Craig Waldbillig, Robert E. Boyd, Jr., and Bradley P. Gould, or a majority of them or any of them acting singly in the absence of the others, with full power of substitution, the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of Medex, Inc., to be held at the Columbus Marriott North, 6500 Doubletree Avenue, Columbus, Ohio 43229, November 13, 1996, at 9:00 A.M. Eastern Standard Time and at adjournments thereof, and thereat to vote the shares which the undersigned would be entitled to vote if personally present:
1. Election of Directors for the terms as detailed in the Proxy Statement.
      / / For all nominees listed below.
      / / Withhold authority to vote for all nominees listed below:

      Thomas A. Helmrath, M.D.; Thomas M. Jordan, Jr.; John B. Joyce, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

---------------------------------------------------------------

2. To approve the Medex, Inc. Non-Employee Director Restricted Stock Option Plan IV under which options may be granted to non-employee directors of the Company.
      / / FOR    / / AGAINST    / / ABSTAIN

                                        Continued and to be signed on other side

3. To approve amendments to the Medex, Inc. Key Employee Nonstatutory Stock Option Plan.
      / / FOR    / / AGAINST    / / ABSTAIN

4. To approve amendments to the Medex, Inc. 1994 Executive Stock Option Plan including an increase in the number of shares authorized under the Plan.
      / / FOR    / / AGAINST    / / ABSTAIN

5. To approve amendment of the Medex, Inc. Employees Stock Purchase Plan to increase the number of shares authorized under the Plan.
      / / FOR    / / AGAINST    / / ABSTAIN

6. To approve the selection of Deloitte & Touche LLP as auditors for the year ending June 30, 1997.
      / / FOR    / / AGAINST    / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may come before the Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

                                        Signature(s) should agree with name(s)
                                        as printed on this proxy.

                                        If signing as attorney, executor,
                                        administrator, trustee, or guardian,
                                        please give your full title as such.

                                        Please date, sign and return promptly in the enclosed envelope.

                                        DATE __________ , 1996

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                                                       Signature

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                                               Signature if held jointly